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Exhibit 10.9

Group Occupational Pension

[GRAPHIC]

Your people, your business, their future

Employer Key Features	This tells you

The most important things you — the employer—should know about this pension scheme. It includes an illustration showing the pensions your schemes members may get in the future. Please read it carefully and keep it with your scheme documents

Pensions

Part one

Definitions of the terms used throughout this document are shown in Rule 14.

1.     Contributions and Investments

1.1
The Employer shall contribute to the Scheme in respect of benefits for each Member arising from the employment with the Employer.

1.2
Each Member is required to contribute at such a rate as determined by the Employer and notified in writing to the Member. No rate of contribution determined under this sub-rule may be altered before the expiry of a period of 12 months from the date on which the first payment at the current rate became due without the specific agreement of the Board of Inland Revenue.

  In addition the Member may make voluntary contributions to the Scheme to secure additional benefits for himself and/or his Dependents. In the case of a Class A Member and, where such contributions to this Scheme commence on or after 8 April 1987, in the case of a Class B or Class C Member (unless such Member was included in an Associated Scheme and was making voluntary contributions thereunder prior to that date) any retirement benefits so secured must be in the form of non-commutable pension except to the extent to which the provisions of the Scheme allow commutation of trivial pensions or on the grounds of serious ill health.

  In the case of a Class A Member the contributions paid to the Scheme by the Member in a year of assessment shall not exceed either;

  (i)
  when aggregated with the Member's contributions to any other exempt approved schemes, 15% of the Member's Remuneration, or

  (ii)
  when aggregated with the Member's contributions to any schemes which are Associated or Connected Schemes, 15% of the Permitted Maximum.

  In the case of a Class B Member or a Class C Member the total contributions paid by the Member in a year of assessment to this and any Associated Scheme shall not exceed 15% of his Remuneration for that year.

1.3
The Employer shall enable the Trustee to pay the Contributions to the Assurer as the premiums required under the Policy by passing its own contribution and that of any Member (if he contributes) to the Trustee within the time period prescribed under the Pensions Act 1995.

1.4
The amount of the regular Contributions may, with the prior consent of the Assurer, be amended at any time to secure revised benefits under the Scheme.

  The Employer may make a single contribution at any time to secure additional benefits in respect of employment with the Employer prior to the date of payment within the limits set out in Rule 12.

  If payment of a Member's personal pension has been deferred, further Contributions may be paid after his Selected Retirement Date at the discretion of the Employer in order to increase the amount of benefit ultimately payable, subject to the provisions of Rule 12.

1.5
On the occasion of an increase in the amount of the regular Contributions, such adjustments shall be made to the Contributions as shall be necessary to ensure that the limits on benefits set out in Rule 12 are not exceeded. Such adjustments shall be apportioned between the Member (if he contributes) and the Employer in such manner as is considered appropriate provided that the Employer continues to contribute and that so far as possible the adjustments of Contributions shall be made evenly over the remainder of the period to the Selected Retirement Date.

  For the purpose of determining whether an adjustment is required the tables agreed for this purpose by the Board of Inland Revenue as appropriate to the circumstances of the Member concerned shall be used to determine the benefits secured by the estimated cash value of the Policy on the assumption that Contributions shall continue to be paid at the level current at the date such computation is being made up to the Selected Retirement Date. The estimated cash value shall be determined by the Assurer on a basis approved by the Board of Inland Revenue.

1.6
In the event that a Member's benefits are restricted in accordance with the limits set out in Rule 12 subject to the Special Condition in Rule 11 the cash value of the excess benefits under the Policy (as determined by the Assurer) shall be paid to the Trustee to be held for the general purposes of the Scheme in accordance with Rule 11.12.

1.7
The Trustee shall not exercise any power of investment or dealing with the assets of the Scheme other than investment in a Policy, whether or not conferred by statute or rule of law, except that, subject to the limits on benefits set out in Rule 17, the benefits due to or in respect of a Member may be secured by the purchase of one or more assurance policies, annuity contracts or reversionary annuities at the time at which the Member leaves service, retires or dies or at such other time as is provided for in the Rules.

  Any such benefits shall be secured with an Assurer and payable from a source within the United Kingdom.

  If the said benefits are to be purchased other than from the Assurer by whom the policy was underwritten (hereinafter called the "Original Assurer') the value of those benefits shall be paid by the Original Assurer direct to the other Assurer, or pension consultant arranging the transaction or transactions.

  Provided always that the Trustee shall open and operate a deposit or current account with any bank or with any corporation or society of good standing in the United Kingdom for the receipt and payment of monies due under the provisions of the Scheme.

1.8
The Trustee shall appoint an auditor to the Scheme and shall within three months appoint a new auditor where there is a vacancy. The Trustee may remove any auditor whenever they think fit. The Trustee shall provide the new auditor with a copy of the statement or declaration made by the former auditor relating to his removal or resignation. The Trustee may appoint any other adviser to the Scheme on such terms as they think fit. All appointments, removals and resignations under this Rule shall be made in writing and in accordance with the provisions of the Pensions Act 1995.

  The requirement for an auditor shall not apply if the Scheme has only one Member or provides death benefits only.

1.9
The Trustee shall prepare, maintain and revise from time to time a schedule, which shall be agreed with the Employer, showing

(a)
the rates of contributions payable by each Employer and the Members,

(b)
the due dates for the payment of contributions by each Employer and the Members,

(c)
the amounts payable in the Scheme year.

  Where contributions are not paid in accordance with the schedule of payments by the due date, the Trustee shall give notice to the Occupational Pensions Regulatory Authority within 30 days of the due date and to members within 90 days of the due date, but no notice need be given to Members if the relevant contribution is paid within 60 days of the due date.

  The schedule of payments shall be audited by the auditor appointed under Rule 1.8 at least once in every calendar year.

  The requirement for a schedule of payments shall not apply if the Scheme has only one Member or provides death benefits only.

2.     Member's Personal Pension on Retirement

2.1
Subject to the limits set out in Rule 12, if a Member remains in the employment of the Employer until his Selected Retirement Date he shall be entitled at that date to a personal pension as secured by the Policy.

2.2
If a Member leaves the employment of the Employer on or after his 50th birthday (or, having left, subsequently attains age 50) or earlier if on account of incapacity he may elect to receive either:

(i)
a personal pension discounted for early payment commencing immediately in lieu of the benefits under Rule 8, or

(ii)
the benefits under Rule 8 and may subsequently elect, before his Selected Retirement Date, to receive a personal pension commencing immediately in lieu of the personal pension payable at his Selected Retirement Date.

  Any personal pension payable under this Rule shall, to the reasonable satisfaction of the Trustee, have a value which equals or exceeds the value of the Reduced Benefits.

2.3
If a Class A Member remains in the employment of the Employer after his Selected Retirement Date the personal pension shall commence on the Member's retirement or, if earlier, when he attains age 75. In the event of the death of the Member whilst payment is deferred, Rule 4.1 shall apply.

  If a Class B Member or a Class C Member remains in the employment of the Employer after his Selected Retirement Date he may request that his personal pension may commence immediately or that payment be deferred. If payment is deferred the personal pension shall commence on the Member's retirement or such earlier date as the Member requests. In the event of the death of the Member whilst payment is deferred Rule 4.1 shall apply.

  If a Class A Member leaves the employment of the Employer before his Selected Retirement Date payment of his personal pension may, at his request, be deferred but not beyond the 75th birthday.

  The personal pension payable shall, to the reasonable satisfaction of the Trustee have a value which equals or exceeds the value of the pension that would have been payable from the Member's Selected Retirement Date.

2.4
Any pension currently payable under the Scheme shall be increased annually by the percentage increase in the Government's index of retail prices or 5% if lower.

  This does not apply

  (a)
  to any part of a pension derived from the payment by the member of voluntary contributions,

  (b)
  to a pension or any part of a pension which is attributable to payments in respect of employment carried on before 6th April 1997,

  (c)
  to a pension paid to a Member retiring before attainment of age 55 and who has not retired on the grounds of ill-health, but on attaining age 55 his pension shall be increased in accordance with section 52 of the Pensions Act 1995.

  Where in a tax year any pension is increased and that increase is not required, either in whole or in part, by section 109 of the Act or section 51 of the Pensions Act 1995, the amount of the excess may if so decided by the Trustees be deducted from the increase that would be required in the next tax year.

3.     Member's Alternative Benefits on Retirement

3.1
In the case of a Class B or Class C Member when his personal pension is due to commence (or at any time between his Selected Retirement Date and the date of commencement if payment is deferred under Rule 2.3) and provided that either no personal pension or a personal pension of more than £ 104 per annum (or such other amount as the Assurer may in its absolute discretion determine) will remain payable, a Member may, subject to the agreement of the Trustee, commute all or a part of his personal pension for a cash sum subject to the limits set out in Rule 12.

  If the Member elects to commute part of his personal pension no further personal pension may be commuted at a later date.

  A Class A Member shall have the option referred to only at the time his personal pension is to commence.

  If, when payment of his personal pension is about to commence, a Member is in exceptional circumstances of serious ill-health the Trustee may at his request and, subject in the case of an Excepted Director to the specific agreement of the Board of Inland Revenue, pay to him a cash sum in commutation of the whole of his pension, subject to Rule 11.9.

  For the purpose of calculating the maximum personal pension in accordance with Rule 12, the pension equivalent of any cash sum paid shall be determined in accordance with the current rate of commutation factors as agreed with the Board of Inland Revenue.

3.2
At any time within 30 days prior to the date his personal pension is due to commence, a Member may elect with the consent of the Trustee to surrender a portion of his personal pension to secure a pension, payable on his death after retirement to his spouse and/or one or more of his Dependents named at the time of his election, or an amount or amounts which in total will not exceed the Member's remaining personal pension. The amount of each pension shall be determined by the Assurer having regard to the portion of the Member's personal pension surrendered and the ages of the Member and each individual in whose favour the surrender is made. The pension shall commence and be payable as described in Rule 6.3.

4.     Lump Sum Benefit on Death

4.1
In the event of the death of a Member before the first payment of his personal pension is due to be made or, where no pension is being provided, before the expiry date the Trustee shall collect from the Assurer the monies due under the Policy which monies shall be applied in accordance with the following provisions.

  The Trustee shall pay an amount not exceeding that determined in accordance with Rule 12.3 to such one or more of the following classes in such share or shares as the Trustee in his absolute discretion shall determine:

  (i)
  to, or applied by the Trustee for the benefit of, such one or more of the Beneficiaries described in Rule 4.3 in such share or shares and for such interests as he in his absolute discretion shall determine.

  (ii)
  to the trustees of any settlement which is for the benefit of any one or more of the Beneficiaries described in Rule 4.3.

  (iii)
  to the Member's personal representatives for them to apply under the terms of the Member's will or intestacy provided that the Trustee shall not pay the personal representatives if his residuary estate would belong to the Crown or to the Duchy of Lancaster or to the Duke of Cornwall as bona vacantia.

  The following three paragraphs shall only apply to Class B or Class C Members.

  (iv)
  Provided that if the payment of a Member's personal pension has not commenced but he has commuted part of his personal pension for a cash sum in accordance with the provisions of Rule 3.1, the amount of the lump sum payable on his death shall be determined in accordance with Rule 4.4 as if the first payment of his personal pension (if any) was due to commence on the day before the date of his death, unless the said cash sum had been restricted to comply with the following paragraph in which case the continuing lump sum described in that paragraph shall be payable if greater.

  (v)
  If a Member's retirement is postponed, the amount of cash sum at his Selected Retirement Date would be determined in accordance with Rule 12 but would be reduced by such amount as is required by the Board of Inland Revenue to take account of any continuing lump sum benefit to be provided on the Member's death whilst in the employment of the Employer and before the first payment of his personal pension is made.

  (vi)
  Provided always that any lump sum payable on the death of a Member while an Excepted Director in the employment of the Employer on or after his 75th birthday and before the first payment of his personal pension has been made shall be payable by the Trustee to the Member's personal representatives provided that he did not die in circumstances where his residuary estate would belong to the Crown or to the Duchy of Lancaster or to the Duke of Cornwall as bona vacantia; in the latter case any lump sum payable shall be paid to the Employer for its absolute benefit.

4.2
Any balance of the monies due under the Policy shall be applied at the absolute discretion of the Trustee to provide a pension for any one or more of the Member's spouse and Dependents. Such pension shall be subject to the limits set out in Rule 12. Subject to the Special Condition in Rule 11 any remaining balance of the monies due under the Policy shall be held by the Trustee for the general purposes of the Scheme in accordance with Rule 11.12.

4.3
The Beneficiaries referred to in Rules 4.1 and 4.5 shall be:

(a)
The Member's widow or widower.

(b)
Any former wife or husband of the Member.

(c)
The following relatives of the Member (whether by birth or adoption) born at any time namely issue, parents, issue of parents, step-children and issue of step-children.

(d)
The spouse, widow or widower of any of the said relatives.

(e)
Any other individual whose name has been notified to the Trustee in writing by the Member prior to his death as being an individual the Member wishes the Trustee to consider as a possible recipient of the monies.

(f)
Any other individual who in the opinion of the Trustee was dependent wholly or partially on the Member for the ordinary necessities of life suitable for an individual in his class and position.

(g)
Any one or more of the individuals entitled under the Member's will to any interest in his estate.

4.4
If a Member in receipt of a personal pension shall die before all the guaranteed payments (if any) of his personal pension have been made, there shall be paid in the manner described in Rule 4.1 the discounted value of the remaining guaranteed personal pension payments.

4.5
If at the expiry of two years in the case of benefits arising on the death of a Member, or at the expiry of six years in the case of benefits payable on the death of a Member on or after his Selected Retirement Date if the Member had left the employment of the Employer prior to his

  Selected Retirement Date, there is no Beneficiary as described in Rule 4.3 known to the Trustee whom he has power to benefit under the foregoing provisions then the lump sum or so much of it as has not been paid or applied pursuant to this Rule shall be held by the Trustee for the general purposes of the Scheme in accordance with Rule 11.12.

5.     Pension Benefit on Death

5.1
If a Member dies whilst in the employment of the Employer before his Selected Retirement Date there shall be payable a pension (in so far as the Policy provides) to his surviving spouse or, if there is no surviving spouse, to any one or more of his Dependents selected by the Trustee at the Trustee's discretion at the date of the Member's death, subject to the limits set out in Rule 12.

5.2
If a Member dies on or after the date his personal pension commenced, or was due to commence and was wholly commuted under Rule 3.1, there shall be payable a pension (in so far as the Policy provides and subject to the limits set out in Rule 12) to his surviving spouse to whom he was married at that commencement date and/or to any one or more of his Dependents selected by the Trustee at the Trustee's discretion at that commencement date.

6.     Payment of Pensions

6.1
Except to the extent specified in these Rules any pension, including personal pension, payable shall be non-commutable and non-assignable.

6.2
Any personal pension payable to a Member shall be payable monthly in advance, or at such other interval as the Trustee and the Assurer shall agree, the first payment being due on the appropriate due-date stated in Rule 2 and the last on the due-date immediately preceding the Member's death or that on which the last guaranteed pension payment (if any) is to be made, if later. The pension payments shall not be guaranteed for more than five years.

6.3
Any pension becoming payable on a Member's death shall be payable monthly in advance, or at such other interval as the Trustee and the Assurer shall agree, on the due-dates specified in the Policy.

6.4
Subject to the cash value of the Policy being sufficient to provide the benefit, each pension, including any Member's personal pension, may increase while in the course of payment, if so provided in the Policy, subject to the limit set out in Rule 12.

6.5
If the amount of pension payable under the Scheme to a Member on his retirement, or (without exercise at or after a Member's death of any discretion by the Trustee) to any individual following the Member's death, when aggregated with all other like pensions payable to the same individual under all other retirement benefits schemes of the Employer or to which the Employer has contributed, is £260 per annum or less, the Trustee shall pay (subject to the provisions of Rule 11.9) a cash sum in lieu of each such pension to the Member if he is then living, or otherwise to the beneficiary of each such pension or in accordance with the provisions of Rule 11.10. Subject to the provisions of Rule 10.4, payment of the lump sum shall be made:

(i)
in the case of a Member's personal pension, on the date on which the first payment of that pension would have been made, or

(ii)
in the case of any pension payable on the Member's death, on the said date of death or, if earlier, on the date on which the first payment of his personal pension was due to be made and a lump sum is paid in lieu of the personal pension in accordance with the foregoing provisions of this Rule 6.5.

  Unless the Trustee in his absolute discretion determines otherwise, this Rule 6.5 shall not apply to a pension the payment of which has commenced and which when aggregated with all other like pensions, and the pension equivalent of all benefits not in pension form paid to the recipient of that pension, under this Scheme and all other retirement benefits schemes of the Employer or to which the Employer has contributed, subsequently comes within the amount of pension which may be commuted for a cash sum in accordance with the provisions of this Rule 6.5.

  If an amount higher than £260 per annum shall be prescribed by regulations made under paragraph 15(4) of Schedule 16 to the Social Security Act 1973 and under section 39(1) of the Social Security Pensions Act 1975, (provided such higher amount would not prejudice Approval) then such higher amount shall forthwith be substituted for £260 above. The amount of any cash sum payable in accordance with this Rule 6.5 shall be determined on a basis certified as reasonable by the Assurer.

7.     Temporary Absence

7.1
If a Member is temporarily absent from employment before his Selected Retirement Date for more than one month, the Employer may choose to treat him as:

(i)
having left the employment of the Employer, in which case the provisions of Rule 8 shall apply or,

(ii)
continuing in employment, in which case the Member's benefits may remain in full force (for a period of up to 10 years only (3 years only in the case of a Member who does not remain resident in the United Kingdom) unless the absence results from an accident or sickness) provided Contributions continue to be paid in respect of such benefits, but not beyond his Selected Retirement Date.

  If the period of temporary absence is one month or less, (ii) above shall apply.

  If a female Member is in a period of paid maternity absence (within the meaning prescribed in paragraph (5)(3)(a) of Schedule 5 of the Social Security Act 1989) from the Employer, Contributions shall continue to be paid at the rate in force immediately prior to the commencement of the period of paid maternity absence (provided that any Member's Contributions shall be based on contractual remuneration actually received) whilst such period continues. If the Member does not wish to continue to contribute (if applicable) then the provisions of Rule 8 shall apply. On cessation of the period of paid maternity absence the provisions of Rule 8 shall then apply unless she has given valid notice of her intention to return to work in accordance with the Employment Rights Act 1996, in which event, at the discretion of the Employer, Contributions may continue to be paid (at the rate in force immediately prior to the period of paid maternity absence) until the earlier of the last day on which she would be entitled to return and the date (if any) she notifies the Employer that her intention to return is revoked. If she does not return (or so notifies the Employer before the last day on which she would be entitled to return) the provisions of Rule 8 shall apply.

  If during a period of temporary absence a Member becomes a member of any other retirement benefits scheme or arrangement this Rule shall only continue to apply in respect of that Member if prior confirmation has been received from the Board of Inland Revenue that Approval is not prejudiced. If such confirmation is not received the Member shall be treated as having left the employment and the provisions of Rule 8 shall apply.

8.     Member Leaving Employment.

8.1
This Rule shall not apply if a Member leaves the employment of an Employer and enters or continues in the employment of another Employer.

  If a Member becomes assessed to Income Tax under Schedule D on the whole of his income from the Employer he shall be treated as having left the employment.

8.2
In the event of a Member leaving the employment of the Employer before his Selected Retirement Date he shall be entitled to the Reduced Benefits which shall be dealt with as indicated below unless the benefits are dealt with in accordance with Rule 8.4 or 9.3.

  The Member, and following his death his widow or, if the benefits are payable to a person other than his widow, any such person to whom benefit is payable, may make written application to the Trustee requiring the Trustee to use the Cash Equivalent, to which the Member has acquired a right, to purchase Other Contracts. In the case of the Member he shall have the option of selecting the Assurer if he so wishes.

  Where the Member makes written application to the Trustee, the Trustee shall be required to deal with such application within 12 months of receipt of the application or, if earlier, the later of the Member's Selected Retirement Date and the attainment of age 60.

  The Trustee may, however, delay carrying out the Member's wishes beyond the said 12 month period if:

  (a)
  disciplinary or court proceedings have been commenced against the Member within 12 months of his Pensionable Service terminating and

  (b)
  it appears that the whole or part of his or his widow's pension may, as a consequence, be forfeited and may in the circumstances outlined in the following paragraph, apply in writing to the Occupational Pensions Board for an extension of the said period stating the grounds on which the extension is being sought and the period of extension required.

  An extension to the period may be sought if:

  (i)
  the Scheme is in the process of being or is about to be terminated in accordance with Rule 10,

  (ii)
  in the opinion of the Trustee, the Member has not taken all such steps as the Trustee can reasonably expect him to take in order to satisfy them of any matter which falls to be established before they can properly carry out the Member's wishes, or

  (iii)
  in the opinion of the Trustee, the interests of any other Member of the Scheme will be prejudiced if the Trustee complies with the request within the 12 month period.

  The Member may at any time withdraw his application by giving notice in writing to the Trustee, provided the Trustee is not then committed to a third party in carrying out the Member's request.

  The benefits to be provided under the Other Contracts shall be either those that would otherwise have been provided under the Rules for, or in respect of, the Member or alternative benefits different in either form or amount which the Trustee in his absolute discretion considers appropriate in the circumstances having regard to regulations made under the Social Security Act 1973. Any such benefits shall be relevant benefits (as defined in section 612(1) Income and Corporation Taxes Act 1988) within the maximum approvable for the Member under the Rules.

  If the Member, or his widow or any other person to whom benefit is payable, does not make such written application one of the following shall apply as decided by the Trustee with, where indicated, the written consent of the Member, or his widow or any other person to whom benefit is payable:

  (iv)
  provided that the provisions of Rule 10 do not apply, the Policy shall be made paid-up and shall remain subject to these Rules: should the Member subsequently die before payment of his personal pension is due to commence the provisions of Rule 4.1 shall apply; or

  (v)
  the Policy shall be made paid-up in accordance with the provisions of Rule 8.3 whereupon the Trustee shall relinquish all title to the Policy and it shall be assigned to the Member and there shall be no requirement for any formal documentation evidencing the same; or

  (vi)
  subject to receipt of the written consent of the Member, or his widow or any other person to whom benefit is payable, the Trustee may use the Cash Equivalent to purchase from an Assurer Other Contracts in the name of the Member, or his widow or any other person to whom benefit is payable, free from the provisions of the Trust Instrument in which case paragraph three of this Rule shall also apply.

  In the event of the Trustee failing to communicate a decision to the Assurer within three months of the date the Member leaves the employment of the Employer the provisions of (v) above shall apply.

8.3
Any Policy assigned to the Member on leaving Service shall meet the requirements of Section 591(2)(g) of the Act and any Other Contract purchased in the name of the Member or his widow or any other person to whom benefit is payable shall be one that is approved by the Board of Inland Revenue as satisfying the provisions of Section 591(2)(g) of the Act.

8.4
If a Member (other than a Member in respect of whom the Trustee has accepted a transfer from a personal pension approved or provisionally approved under Chapter IV Part XIV of the Act) has less than 2 years' Qualifying Service, he shall have the alternative of receiving an immediate payment of the cash value (as determined by the Original Assurer) of his contributions (if any) to the Scheme less any liabilities under Rule 11.9 and the Member's benefit under the Scheme shall be appropriately extinguished. Any remaining balance of the monies due under the Policy shall be paid to the Trustee to be held for the general purposes of the Scheme in accordance with Rule 11.12.

9.     Transfer of Benefits from or to another Retirement Benefits Scheme

9.1
When giving effect to this Rule the Trustee shall have regard to the terms of any undertaking given at any time by the Trustee to the Board of Inland Revenue.

9.2
(i) If a Member has prior to the date of joining this Scheme been a Member of another retirement benefits scheme approved under Chapter I of Part XIV of the Act or a personal pension scheme approved or provisionally approved under Chapter IV of Part XIV of the Act or has Other Contracts in respect of previous membership of any fund, scheme or arrangement approved for the purposes hereof by the Board of Inland Revenue the Trustee may with the consent of the Employer receive any monies or other assets available in respect of the Member upon transfer in accordance with the provisions of that other scheme or Other Contracts from the trustees thereof or other person or persons empowered to transfer such monies and thereupon the Member shall be entitled under this Scheme to benefits having regard to the monies or other assets received. Provided always that the acceptance of the said transfer of monies or other assets shall be conditional upon the requirements of schedule IA of the Social Security Pensions Act 1975 and any Regulations made thereunder being observed.

(ii)
The benefits arising on retirement from a transfer or part thereof in accordance with Rule 9.2(i) shall not be capable of commutation nor shall they be paid in lump sum form if the transfer is accompanied by a certificate from the administrator of the transferring scheme to the effect that the transfer value or part thereof is not to be used to provide benefits in lump sum form.

(iii)
For Class B or Class C Members pension benefits on retirement arising from a transfer in accordance with Rule 9.2(i) (other than from another scheme of the Employer or an associated employer) may be commuted only if and to the extent that a certificate has been obtained from the administrator of the transferring scheme showing the maximum lump sum payable from the transfer value. The amount so certified may be increased in proportion to any increase in the index since the date the transfer payment was received.

9.3
If a Member leaves the employment of the Employer or contributions in respect of him cease so that the provisions of Rule 8 or Rule 10 apply, then provided benefits have not come into payment, the Member may make written application to the Trustee of the Scheme requiring that the Cash Equivalent, to which he has acquired a right, be used to acquire transfer credits under the rules of any Other Scheme of which he has become a member that is able and willing to accept such payment in accordance with the requirements of the Board of Inland Revenue and/or to purchase Other Contracts in accordance with Rule 8.2.

  Where the Member makes written application to the Trustee, the Trustee shall be required to deal with such application within 6 months of the date on which the request to proceed was made.

  The Trustee may, however, delay carrying out the Member's wishes beyond the said 6 month period if:

  (i)
  disciplinary or court proceedings have been commenced against the Member within 12 months of his Pensionable Service terminating and

  (ii)
  it appears that the whole or part of his pension may, as a consequence, be forfeited and may in the circumstances outlined in the following paragraph apply in writing to the Occupational Pensions Regulatory Authority for an extension of the said period stating the grounds on which the extension is being sought.

  An extension to the period may be—sought if:

  (iii)
  the Scheme is in the process of being or is about to be terminated in accordance with Rule 10.

  (iv)
  in the opinion of the Trustee, the Member has not taken all such steps as the Trustee can reasonably expect him to take in order to satisfy them of any matter which falls to be established before they can properly carry out the Member's wishes, or

  (v)
  in the opinion of the Trustee, the interests of any other Member of the Scheme will be prejudiced if the Trustee complies with the request within the 6 month period.

  The Member may at any time withdraw his application by giving notice in writing to the Trustee, provided the Trustee is not then committed to a third party in carrying out the Member's request.

  If the Member makes no such written application, the Trustee may, subject to the provisions below and to the consent of the Employer, instead of granting the Member the benefits to which he is entitled under the Scheme purchase Other Contracts in accordance with Rule 8.2 and/or transfer to the Trustees of the Other Scheme, of which he has become a member, the Policy or its Cash Equivalent.

  Before making such payment the Trustee shall ensure that the requirements of Schedule 1A of the Social Security Pensions Act 1975 and any Regulations made thereunder are observed.

9.4
When on or after a transfer having been made to any Other Scheme approved under Chapter I Part XIV of the Act, the administrator requests such a certificate as is referred to in 9.2(iii) above, the Administrator shall calculate as at the date of transfer and supply the receiving scheme with a certificate of, the maximum lump sum payable on retirement from the transfer value.

  When making a transfer to any other scheme approved under Chapter IV Part XIV of the Act, the Administrator shall provide a certificate of the maximum lump sum payable on retirement from the transfer value if the transferring member:

  (a)
  was aged 45 or more at the time that the transfer payment was made, or

  (b)
  has at any time within the 10 years preceding the date on which the Member makes a written application in accordance with Rule 9.3 been, in respect of any employment to which the transfer payment or any part of it relates, either;

  (i)
  an Excepted Director, or

  (ii)
  in receipt of annual remuneration in excess of £60,000 or, if greater, the allowable maximum (ie the equivalent for personal pension schemes of the permitted maximum) for the year of assessment in which the date of transfer falls, or

  (c)
  is entitled to benefits included in the transfer payment which arise from an occupational pension scheme under which the normal retirement age is 45 or less.

10.   Discontinuance of Contributions

10.1
The Principal Employer and or any Participating Employer shall give 30 days' written notice to the Trustee and the Assurer of its intention to cease to pay contributions to the Scheme and on the expiry of the notice the contributions of that Employer and of each Member (if any) relating to the remuneration received from that Employer shall cease and the provisions of Rule 8.2 may apply and no further Employees of that Employer shall be eligible to participate in the Scheme unless the benefits are dealt with in accordance with Rule 9 or Rule 10.4.

10.2
On any Participating Employer going into liquidation whether voluntary or compulsory or on the business thereof ceasing to be carried on (unless its successors in business shall take the place of the Employer for all the purposes of the Scheme), the contributions of that Employer and of each Member (if any) relating to the remuneration received from that Employer shall cease and the provisions of Rule 8.2 shall apply (provided that paragraph (iv) therein may not apply) unless the benefits are dealt with in accordance with Rule 9.

10.3
If a Participating Employer shall cease to stand in such a relationship to the Principal Employer as will permit its continued participation and the continuance of Approval, the contributions of that Employer and of each Member (if any) relating to the remuneration received from that Employer shall cease and the provisions of Rule 8.2 shall apply (provided that paragraph (iv) therein may not apply) unless the benefits are dealt with in accordance with the following paragraph.

  Provided that the Principal Employer may arrange with the Assurer that the benefits relating to the remuneration received from that Participating Employer be provided under a separate retirement benefits scheme and that the value of the contributions paid to date by the Participating Employer and each Member (if any) which are related to the remuneration received from that Participating Employer as determined by the Assurer be transferred to such new scheme.

10.4
(a) In the event of all Employers ceasing to pay contributions to the Scheme and not electing to deal with the benefits in accordance with Rule 8.2(iv) or on the business of the Principal Employer ceasing to be carried on (unless its successors in business or a Participating Employer shall take the place of the Principal Employer for all the purposes of the Scheme), the Reduced Benefits shall be provided for each Member and the trusts of these presents shall determine absolutely. In these circumstances the provisions of either Rule 8.2(v) or Rule 8.2(vi) shall apply except that where Rule 8.2(vi) is chosen the choice of the Assurer shall rest with the Trustee and the written consent of the Member or his widow to the Trustee's action shall not be necessary.

  The provision detailed in Rule 6.5 (whereby the Assurer shall pay the cash value of the pension rather than pay a small pension) shall apply at the date the Reduced Benefits are to be granted rather than when the first payment of pension falls due.

  Subject to the Special Condition in Rule 11 and the requirements set out above any surplus money that remains after the above provisions have been complied with shall with the written consent of the Board of Inland Revenue be returned to the Employer after deduction of tax at the rate notified to the Trustee. The amount of tax deducted by the Trustee shall immediately be paid by the Trustee to the Board of Inland Revenue.

  (b)
  Provided that in the event of the Principal Employer ceasing to, or being likely to cease to perform its obligations under the Scheme, being involved in any amalgamation, reconstruction, liquidation or sale of its undertaking or shares, it may, with the agreement of the Trustees enter into such arrangements, but not so as to prejudice Approval of the Scheme, with any person, body of persons or company substantially continuing the whole or any part of its business or undertaking to become the new Principal Employer for the purposes of the Scheme. Such substitution shall be effected by the execution of a deed whereby the new Principal Employer shall assume all rights, powers and obligations under the Scheme with effect from the date as specified in the deed. Those persons formerly in Pensionable Service and employed by the Principal Employer shall not cease to be Members by reason of such substitution. In such circumstances the provisions of Rule 10.4 (a) shall be ignored.

11.   Special Conditions, Administration and General Provisions

Special Conditions

All Members—Augmentation of Benefits

Where in addition to being a member of this Scheme the Member is also a member of an approved scheme (the voluntary scheme) which provides additional benefits to supplement those provided by this Scheme and to which no contributions are made by any employer of his, the provisions of the paragraph that follows shall apply in relation to any augmentation of the benefits provided for him by this Scheme after he has ceased to participate in it.

Any provisions in this Scheme imposing a limit on the amount of a benefit provided for the Member shall have effect (notwithstanding anything in them to the contrary) as if they provided for the limit to be reduced by the amount of any like benefit provided for the Member by the voluntary scheme.

Class A Member—Payment of Retirement Benefits

The Scheme provisions shall have effect (notwithstanding anything in them to the contrary) as if they provided:

(a)
that the payment of a Member's retirement benefits shall not commence earlier than the Member attaining age 50, except on retirement on grounds of Incapacity, nor later than attaining age 75, and

(b)
no part of a Member's retirement benefits is to be paid in advance of actual retirement except as necessary to comply with paragraph (a) above or to the extent necessary to comply with the requirements of the Social Security Pensions Act 1975.

All Members—Return of Surplus Funds

Where the application of the limits in these Rules requires the quantum of the Aggregate Retirement Benefit to be restricted and the Member has paid additional voluntary contributions to supplement scheme benefits, that restriction shall first be effected on those supplementary benefits so as to permit the repayment of the surplus additional voluntary contributions subject to section 599A of the Act.

11.1
The Trustee, with the agreement of the Principal Employer, may from time to time after giving notice to those Members whose benefits, or options, under these Rules are thereby affected alter, cancel, modify or add to any of these Rules subject to section 67 of the Pensions Act 1995 or, subject to the terms of the Policy, arrange for the benefits to be secured under a different Policy remaining subject to these Rules. No such alteration, cancellation, modification or addition shall be such as would prejudice Approval.

11.2
The power of appointing a new or additional Trustee shall, subject to sections 16-21 of the Pensions Act 1995, be vested in the Principal Employer and shall be exercisable by deed. The Principal Employer shall also have power, subject to sections 16-21 of the Pensions Act 1995, to remove by deed any Trustee from office at any time after giving four weeks' notice in writing to the Trustee. Such notice shall be deemed to be served by first class post at the Trustee's last known address. Upon the death or removal or retirement from the trusts of these presents of any Trustee, the Principal Employer shall as soon as possible appoint a new Trustee or Trustees in his place.

11.3
Any Trustee may resign their appointment as the Trustee hereof by serving on the Principal Employer one month's notice in writing to that effect which shall be delivered to or sent by registered post to the Principal Employer's registered office and at the expiration of any such notice the Trustee shall be deemed to have retired from the trust and the Principal Employer shall execute such documents and do such things as may be necessary to give proper effect to such retirement.

11.4
Upon the death or retirement from the trusts of any Trustee, subject to sections 16-21 of the Pensions Act 1995, the Principal Employer shall, as soon as possible, appoint a new Trustee or Trustees in his place, it being the intention that the number of Trustees shall not be less than two or a body corporate whether or not the same is a Trust Corporation as defined by the Trustees Act 1925 and a body corporate may act as sole Trustee of the Scheme whether or not it has been preceded by Trustees numbering more than one; provided that until the appointment of such additional Trustee the remaining Trustee may continue to act despite any temporary vacancy in their number.

11.5
Whenever there shall be three or more Trustees of the Scheme a majority of these Trustees shall be competent to execute and exercise all the trusts and powers and discretions hereby vested in the Trustee generally and any powers so exercised, whether at a meeting of these Trustees or otherwise, shall be deemed to be the acts of all the Trustees, and shall be binding on all parties.

11.6
The Trustee may from time to time in writing authorise any person appointed by him to receive payments, to draw or to endorse cheques and to give receipts and discharges for any monies or other property payable, transferable or deliverable to the Trustee and any such receipt or discharge shall be as valid and effective as if it were signed by the Trustee.

11.7
The Trustee shall not as Trustee of the Scheme incur any personal responsibility or be liable for anything whatever except for breach of trust knowingly and intentionally committed by him. The Principal Employer and the Participating Employers shall indemnify the Trustee against all or any penalties, claims, costs, loss, damages and expenses which he may pay or incur or which may be made against the Trustee in connection with the carrying out of the trusts of the Trust Instrument and these Rules or anything therein contained. Such indemnity shall include the liability of the Trustee for all or any penalties under the Pensions Act 1995, claims, costs, loss, damages and expenses which he may incur by any action of any person lawfully appointed by him for the carrying out of the trust purposes. For the purpose of this Rule the Trustee shall include any director or officer of a Corporate Trustee.

11.8
If the Trustee shall be a trust corporation, solicitor or accountant or be engaged in any profession or business he may make and be paid by the Principal Employer and the Participating Employers all usual and proper professional and other reasonable charges for any business or work done by him or his firm in relation to the Scheme generally.

11.9
Tax shall be deducted from all pensions in accordance with legislation and regulations of the Board of Inland Revenue for the time being in force when the payments are made, and if any contributions are repayable to a Member during his lifetime or a cash sum is paid in commutation or in lieu of a pension any necessary tax shall be deducted therefrom. The Administrator, shall be accountable to the Inland Revenue for any such tax.

11.10
If a person entitled to or in receipt of any benefit under the Scheme is a minor or is in the opinion of the Trustee suffering from any incapacity rendering him unable to manage his affairs or to give a proper receipt for any monies payable hereunder, the Trustee may at his discretion pay the same to any person or institution or other body supporting or caring for the beneficiary or his spouse or his Dependents and the receipt of that person, institution or body for any monies so paid shall be a complete discharge to the Trustee for the monies paid and he shall not be under any liability to see to the application thereof.

11.11
All costs and expenses in connection with the carrying out of the trusts and provisions of the Trust Instrument and these Rules shall be borne by each Employer in the proportion which in the opinion of the Trustee is appropriate.

11.12
Any monies paid to the Trustee for the general purposes of the Scheme in accordance with the Rules may, at the Trustee's discretion:

(a)
be applied by the Trustee, where possible, to secure further benefits in respect of any Member within the limits set out in Rule 12.

(b)
be set off against other premiums due under the Scheme, or

(c)
be paid by the Trustee to the Employer subject to the requirements of the third paragraph of Rule 10.4.

11.13
Class B Members and Class C Members shall have the option of requiring that the Trustees deal with the Member's benefits in the manner appropriate to a Class A Member. Such request must be made in writing at any time prior to the date on which benefits commence, are bought-out or otherwise transferred outside the Scheme, or the attainment of age 75, whichever first occurs, and the Trustees shall deal in the manner requested.

11.14
Subject to the specific approval of the Board of Inland Revenue:

  Employees of the Employer who were members of an Associated Scheme may where that membership or any part thereof falls within the periods shown below be included in this Scheme in the Class indicated:

(i)	Prior to 17 March 1987	Class C
(ii)	From 17 March 1987 to 13 March 1989	Class B
(iii)	From 14 March 1989 to 31 May 1989 where the Associated Scheme was established prior to 14 March 1989	Class B
11.15
The Administrator shall comply with the requirements of Regulation 5 of The Retirement Benefits Schemes (Restriction on Discretion to Approve) (Additional Voluntary Contributions) Regulations 1993 (SI 1993 No 3016) and where the Scheme is the 'leading scheme' in relation to a Member, with the requirements of Regulation 6 of those Regulations so far as they concern main schemes. If these Regulations are amended or replaced by any other Regulations then this Rule will have effect as if it had been amended or replaced accordingly.

11.16
The Trustee shall keep or cause to be kept a complete record of all matters essential for the working of the Scheme. These records must be kept for at least six years from the end of the Scheme year to which they relate. This does not apply if the Scheme has only one Member or provides death benefits only.

11.17
In exercising any discretionary power or giving any consent under the Rules, the Principal Employer in its capacity of Principal Employer shall not be required to consider anything except its own interests. If however the Principal Employer is in liquidation, provisional liquidation, receivership, administrative receivership or a voluntary arrangement of all such powers and consents shall instead be fiduciary and shall be exercised or given by the Trustee.

11.18
In accordance with section 50 of the Pensions Act 1995, the Trustee shall put in place formal arrangements for the resolution of complaints or disagreements between the Trustee and the Members. Dependants of the Member who may be entitled to a benefit under the Scheme, prospective Members of the Scheme and individuals who were (or claim to be) within six months immediately prior to the date the arrangements where implemented, in one of these categories.

12.   Inland Revenue Limits

References throughout the Rules to Rule 12 or any part thereof shall be construed as being references to that part of Rule 12 which is appropriate to the Class of Member concerned.

Class A Member

Notwithstanding anything to the contrary in the Scheme provisions:

  (i)
  any term used in the Scheme as a measure of the annual earnings of a Class A Member for the purpose of calculating benefits is to be interpreted as though those earnings are no greater than the Permitted Maximum. The benefits so calculated may be augmented up to the maximum limits in (ii) below:

  (i)
  the benefits payable to a Class A Member or his Dependents or other beneficiaries in respect of him shall not, when aggregated with all benefits of a like nature provided under all Associated Schemes exceed the limits set out below.

12.1
The Member's Aggregate Retirement Benefit shall not exceed:

(a)
on retirement at any time between attaining age 50 and attaining age 75, except before Selected Retirement Date on grounds of Incapacity, a pension of 1/60th of Final Remuneration for each year of Service (not exceeding 40 years) or such greater amount as will not prejudice Approval;

(b)
on retirement at any time before Selected Retirement Date on grounds of Incapacity a pension of the amount which could have been provided at Selected Retirement Date in accordance with Rule 12.1(a) above; Final Remuneration being computed as at the actual date of retirement;

(c)
on leaving Pensionable Service before attaining age 75, a pension of 1/60th of Final Remuneration for each year of Service prior to leaving Pensionable Service (not exceeding 40 years) or such greater amount as will not prejudice Approval. The amount computed may be increased by 5% for each complete year or if greater, in proportion to any increase in the Index which has occurred between the date of termination of Pensionable Service and the date on which the pension begins to be payable. Any further increase necessary to comply with Department of Social Security requirements is also allowable.

  (d)
  benefits for a Class A Member are further restricted to ensure that his total retirement benefit from this scheme and from any Associated Scheme or Connected Scheme does not exceed a pension of 1/30th of the Permitted Maximum for each year of service, subject to a maximum of 20/30this. For the purpose of this limit, service is the aggregate of Service and any period of service which gives rise to benefits under a Connected Scheme provided that no period is to be counted more than once.

  (e)
  for the purpose of calculating the Aggregate Retirement Benefit or the total retirement benefit in Rule 12.1 (a) to (d) above, the pension equivalent of any Lump Sum Retirement Benefit is one twelfth of its total cash value.

12.2
The Member's Lump Sum Retirement Benefit shall not exceed:

(a)
on retirement at any time between attaining age 50 and attaining age 75, except before Selected Retirement Date on grounds of incapacity, 3/80this of Final Remuneration for each year of Service (not exceeding 40 years) or such greater amount as will not prejudice Approval;

(b)
on retirement at any time before the Selected Retirement Date on grounds of Incapacity the amount which could have been provided at Selected Retirement Date in accordance with Rule 12.2(a) above; Final Remuneration being computed as at the actual date of retirement;

(c)
on leaving Pensionable Service before attaining age 75, a lump sum of 3/80this of Final Remuneration for each year of Service prior to leaving Pensionable Service (not exceeding 40 years) or such greater amount as will not prejudice Approval.

  The amount computed may be increased in proportion to any increase in the Index which has occurred between the date of termination of Pensionable Service and the date on which the benefit is first paid.

12.3
The lump sum benefit (exclusive of any refund of the Member's own contributions and any interest thereon) payable on the death of a Member while in Service of (having left Service with a deferred pension) before the commencement of his pension shall not, when aggregated with all like benefits under Associated Schemes, exceed the greater of:

(a)
£5,000 and

(b)
4 times the Member's Total Earnings at Death less Retained Death Benefits.

12.4
Any pension for a Dependant, when aggregated with the pensions, other than those provided by surrender or allocation of the Member's own pension, payable to that Dependant under all Associated Schemes, shall not exceed an amount equal to 2/3rds of the maximum Aggregate Retirement Benefit payable to the Member immediately before death in accordance with Rule 12.1 above. Where the death of the Member occurs whilst in service before the Selected Retirement Date the maximum is that appropriate had the Member retired on grounds of incapacity on the date of death entitled to no retained benefits from previous employments.

  If pensions are payable to more than one Dependant of a Member, the aggregate of all Dependents' pensions payable in respect of him under this and all Associated Schemes shall not exceed the full amount of the maximum Aggregate Retirement Benefit payable in accordance with the previous paragraph.

12.5
The maximum amount of a pension ascertained in accordance with this Rule less any pension which has been commuted for a lump sum or the pension equivalent of any benefits in lump sum form and any pension surrendered to provide a Dependant's pension may be increased by 3% for each complete year or if greater, in proportion to any increase in the index since the pension commenced.

Class B or Class C Member

Notwithstanding anything to the contrary in the Scheme provisions, the benefits payable to a Class B or a Class C Member or to his Dependents or other beneficiaries in respect of him shall not when aggregated with all benefits of a like nature provided under all Associated Schemes exceed the limits set out below.

12.1
The Member's Aggregate Retirement Benefit shall not exceed:-

(a)
on retirement at or before Selected Retirement Date, a pension of 1 /60th of Final Remuneration for each year of Service (not exceeding 40 years) or such greater amount as will not prejudice Approval;

(b)
on retirement on grounds of incapacity the amount calculated in accordance with Rule 12.1 (a) above as if the Member had remained in Service until the Selected Retirement Date, Final Remuneration being computed as at the actual date of retirement;

(c)
on retirement after Selected Retirement Date, a pension of the greatest of;

(i)
accordance with Rule 12.1 (a) above on the basis that the actual date of retirement was the Member's Selected Retirement Date.

(ii)
the amount which could have been provided at Selected Retirement Date in accordance with Rule 12.1 (a) above increased either actuarially in respect of the period of deferment or in proportion to any increase in the index during that period, and

(iii)
where the Member's total Service has exceeded 40 years, the aggregate of 1/60th of Final Remuneration for each year of Service before Selected Retirement Date (not exceeding 40 such years) and of a further 1/60th of Final Remuneration for each year of Service after Selected Retirement Date, with an overall maximum of 45 reckonable years. Final Remuneration being computed in respect of 12.1 (i) and 12.1 (iii) above as at the actual date of retirement, but subject always to Rule 12.5 below;

(d)
on leaving Pensionable Service before Selected Retirement Date, a pension of 1/60th of Final Remuneration for each year of Service prior to leaving Pensionable Service (not exceeding 40 years) or such greater amount as will not prejudice Approval. The amount computed may be increased by 5% for each complete year or if greater, in proportion to any increase in the index which has occurred between the date of termination of Pensionable Service and the date on which the pension begins to be payable. Any further increase necessary to comply with Social Security legislation is also allowable.

12.2
The Member's Lump Sum Retirement Benefit shall not exceed:

(a)
on retirement at or before Selected Retirement Date, 3/80this of Final Remuneration for each year of Service (not exceeding 40 years) or such greater amount as will not prejudice Approval;

(b)
on retirement on grounds of Incapacity the amount calculated in accordance with Rule 12.2(a) above as if the Member had remained in Service until the Selected Retirement Date. Final Remuneration being computed as at the actual date of retirement;

(c)
on retirement after Selected Retirement Date, the greatest of:

(i)
the amount calculated in accordance with Rule 12.2(a) above on the basis that the actual date of retirement was the Member's Selected Retirement Date.

(ii)
the amount which could have been provided at Selected Retirement Date in accordance with Rule 12.2(a) above together with an amount representing interest thereon, and

  (iii)
  where the Member's total Service has exceeded 40 years, the aggregate of 3/80this of Final Remuneration for each year of Service before Selected Retirement Date (not exceeding 40 such years) and of a further 3/80this of Final Remuneration for each year of Service after Selected Retirement Date, with an overall maximum of 45 reckonable years.

  Final Remuneration being computed in respect of Rule 12.2(c)(i) and 12.2(c)(iii) above as at the actual date of retirement, but subject always to Rule 12.5 below;

  (d)
  on leaving Pensionable Service before Selected Retirement Date, a lump sum of 3/80this of Final Remuneration for each year of Service prior to leaving Pensionable Service (not exceeding 40 years) or such greater amount as will not prejudice Approval. The amount computed as aforesaid may be increased in proportion to any increase in the Index which has occurred between the date of occurred between the date of termination of Pensionable Service and the date on which the benefit is first paid

12.3
The lump sum benefit (exclusive of any refund of the Member's own contributions and any Interest thereon) payable on the death of a Member while in Service or (having left Service with a deferred pension) before the commencement of his pension shall not, when aggregated with all like benefits under Associated Schemes, exceed the greater of:

(a)
£5.000, and

(b)
4 times the Member's Total Earnings at Death less Retained Death Benefits.

12.4
Any pension for a Dependant, when aggregated with the pensions, other than those provided by surrender or allocation of the Member's own pension, payable to that Dependant under all Associated Schemes, shall not exceed an amount equal to 2/3rds of the maximum Aggregate Retirement Benefit payable to the Member immediately before death in accordance with Rule 12.1 above. Where the death of the Member occurs whilst in service before the Selected Retirement Date the maximum is that appropriate had the Member retired on grounds of Incapacity on the date of death entitled to no retained benefits from previous employments.

  If pensions are payable to more than one Dependant of a Member, the aggregate of all Dependents' pensions payable in respect of him under this and all Associated Schemes shall not exceed the full amount of the maximum Aggregate Retirement Benefit payable in accordance with the previous paragraph.

12.5
If a Member elects under Rule 3.1 to take any part of his benefits under this Scheme in advance of actual retirement, the limits set out in Rule 12.1 and Rule 12.2 above shall apply as if he had retired at the date of the election as aforesaid, no account being taken of subsequent Service, save that the maximum amount of any uncommuted pension not commencing immediately may be increased either actuarially in respect of the period of deferment or in proportion to any increase in the index during that period.

12.6
The preceding provisions of this Rule shall be modified in their application to a Member who is an Excepted Director as follows:

(a)
the amount of the maximum Aggregate Retirement Benefit in Rule 12.1 and of the maximum Lump Sum Retirement Benefit in Rule 12.2 shall be reduced, where necessary for Approval, so as to take account of any corresponding benefits under retirement annuity contracts or trust schemes approved under Chapter III Part XIV of the Act or under personal pension schemes approved under Chapter IV Part XIV of the Act.

(b)
where retirement takes place after Selected Retirement Date but not later than the Member's 70th birthday, Rule 12.1(c)(ii) and (iii) and Rule 12.2(c)(ii) and (iii) shall not apply, and if retirement is later than the attainment of that age. the said Rules shall apply as if the

    Member's 70th birthday had been specified in the Rules as his Selected Retirement Date, so as not to treat as Service after Selected Retirement Date any Service before the Member reaches the age of 70.

  (c)
  where Rule 12.5 applies to him, the rate of the actuarial increase referred to therein in relation to any period of deferment prior to his attaining the age of 70, shall not exceed the percentage increase in the Index during that period.

12.7
The maximum amount of a pension ascertained in accordance with this Rule less any pension which has been commuted for a lump sum or the pension equivalent of any benefits in lump sum form and any pension surrendered to provide a Dependant's pension may be increased by 3% for each complete year or if greater, in proportion to any increase in the Index since the pension commenced.

13.   Lien, Forfeiture and Assignment

13.1
The Employer and the Trustee shall be entitled to a charge, lien or set-off against any benefit to which a Member is or may become entitled for the purpose of enabling the Employer or the Trustee to obtain the discharge by the Member of some monetary obligation due to the Employer or the Trustee and arising out of a criminal, negligent or fraudulent act or omission by the Member, or if the Member is a Trustee, arising out of a breach of trust by the Member (unless the Trustee's liability for breach of trust is excluded under Rule 11.7).

  Provided that

  (a)
  the amount of the charge, lien or set-off must not exceed the amount of monetary obligation, or, if less the value of his benefits.

  (b)
  the Member must be given a certificate showing the amount of the charge, lien or set-off and the effects it has on his benefits.

  (c)
  in the event of a dispute about the amount of monetary obligation, the charge, lien or set-off must not be exercisable until the obligation has become enforceable under a court order or an arbitrators award, or, in Scotland, an arbiter to be appointed by the sheriff, but the Trustee may suspend payment of any benefits until the dispute is resolved.

  (d)
  the charge, lien or set-off cannot be exercised in respect of transfer credits except transfer credits attributable to employment with the Employer or an Associated Employer and the benefits of which could have been charged or a lien or set-off exercised in respect of them under the occupational pension scheme from which they were transferred.

13.2
If, as a result of a criminal, negligent or fraudulent act or omission by the Member, he owes money to the Employer. The Trustee may forfeit the benefits payable to or in respect of the Member. The amount forfeited must not exceed the amount of the debt or, if less the value of the benefits. In the event of a dispute about the amount of the debt, forfeiture must not take place until the debt has become enforceable under a court order or an arbitrator's award, or in Scotland, an arbiter to be appointed by the sheriff, but the Trustee may suspend payment of any benefits until the dispute is resolved. The Member must be given a certificate showing the amount forfeited and the effect on his benefits. The amount forfeited may, if the Trustee so decides, be paid to the Employer.

13.3
Except where otherwise provided in the Rules or in accordance with sections 95 (from the date when such section comes into force), 166 or 167 of the Pensions Act 1995. no benefit under the Scheme shall be capable of being assigned or applied for the benefit of any one other than an individual entitled, or prospectively or contingently entitled to it, and

  (a)
  every assignment of, or charge on, any such benefit and any agreement to assign or charge such benefit shall be void, and

  (b)
  on the bankruptcy of any such individual (or in Scotland, such individual executing a trust deed for the benefit of his creditors), the benefit shall not pass to any trustee or other person acting on behalf of the creditors of the individual entitled.

  The Trustee shall forfeit any benefits which have become the subject of any attempted assignment by operation of law, and shall apply them for the benefit of the Member or his Dependants in such shares and proportions as the Trustee in his absolute discretion thinks fit.

13.4
Any sum which has become due to or in respect of a Member may be forfeited if it has not been claimed for at least six years from the date upon which it became due, but if such sum forms an installment of a pension, the right to the pension shall not be extinguished.

14.   Definitions and Interpretation

14.1 Definitions

The following expressions have the following meanings except where inconsistent with the subject matter or context:

'Act' shall mean the Income and Corporation Taxes Act 1988 and any statutory amendment modification or re-enactment thereof.

'Aggregate Retirement Benefit' shall mean the aggregate of:

(i)
the Member's pension under this Scheme and any Associated Scheme, and

(ii)
the pension equivalent of the Member's Lump Sum Retirement Benefit.

'Approval' shall mean approval of the Scheme by the Board of Inland Revenue under Chapter I Part XIV of the Act.

'Associated Employer'. An Employer is associated with another employer if one is controlled by the other, or both are controlled by a third party. Control has the meaning in section 840 of the Act, or in the case of a close company, section 416 of the Act.

'Associated Scheme' shall mean any Relevant Scheme providing benefits in respect of Service.

'Assurer' shall mean a branch or agency in the United Kingdom of an insurance company to which Part II of the Insurance Companies Act 1982 applies and which is authorised by or under Section 3 or 4 of that Act to carry on ordinary long-term insurance business as defined in that Act and any insurance company as described in Section 659B of the Act.

'Cash Equivalent' shall mean the cash sum which, to the reasonable satisfaction of the Trustee has a value which equals or exceeds the value of the Reduced Benefits at the date a Member's pensionable service with the Employer terminates or if later, the date a Member applied to the Trustee in writing to use such Cash Equivalent and which complies with the requirements of regulation 4 of Statutory Instrument 1985 Number 1931.

'Class A Member' shall mean any Member who is not a Class B Member or Class C Member.

'Class B Member' shall mean any Member:

(a)
who on or after 17 March 1987 and before 1 June 1989, joined the Scheme being a scheme which commenced before 14 March 1989, or

(b)
who the Board of Inland Revenue have agreed in writing to be a Class B Member by virtue of previous membership of a Relevant Scheme and, in either case, has not opted to become a Class A Member.

'Class C Member' shall mean any Member who joined the Scheme before 17 March 1987 or who joined subsequently and who the Board of Inland Revenue have agreed in writing to be a Class C Member by virtue of previous membership of a Relevant Scheme and, in either case, has not opted to become a Class A Member.

'Connected Scheme' shall mean any Relevant Scheme which is connected with the Scheme in relation to the Member i.e. if:

(a)
there is a period during which the Member has been the employee of 2 Associated Employers

(b)
that period counts under both schemes as a period in respect of which benefits are payable; and

(C)
the period counts under one scheme for service with one employer and under the other for service with the other employer.

'Contributions' shall mean the payments made by the Trustee to the Assurer.

'Dependant' shall mean the Member's widow or widower or any child of a Member who is under the age 18, or who is in the Trustee's opinion likely to be permanently incapable of self-support by reason of physical or mental disability or any other individual who is financially dependent on a Member or was so dependent at the time of the Member's death or retirement.

'Employer' shall mean the Principal Employer or a Participating Employer, as the case may be, which for the time being is employing the Member concerned and shall include successors in business which take its place for all the purposes of the Scheme. If a Member is employed simultaneously by the Principal Employer and one or more Participating Employers (or by more than one Participating Employer but not by the Principal Employer) then the expression 'Employer' means each employer separately in relation to the benefits and contributions arising from employment with that employer.

'Excepted Director' shall mean a Member who, at any time on or after 17 March 1987 and in the last 10 years before the Relevant Date has, in relation to the Employer, been both within the definition of a director in section 612(1) of the Act and within paragraph (b) of section 417(5) of that Act.

'Final Remuneration' shall mean the greater of:

(a)
the highest remuneration assessable under Case I or II of Schedule E upon which tax liability has been determined for any one of the 5 years preceding the Relevant Date being the aggregate of:

(i)
the basic pay for the year in question, and

(ii)
the yearly average over 3 or more consecutive years ending with the expiry of the corresponding basic pay year, of any Fluctuating Emoluments provided that Fluctuating Emoluments of a year other than the basic pay year may be increased in proportion to the increase in the Index from the last day of that year up to the last day of the basic pay year. Remuneration that is received after the Relevant Date and upon which tax liability has been determined will be treated as a Fluctuating Emolument (providing it was earned or qualified for prior to the Relevant Date). In these circumstances it may be included provided the yearly average of 3 or more consecutive years begins no later than the commencement of the basic pay year; or

(b)
the yearly average of the total emoluments from the employer which are assessable to income tax under Case I or II of Schedule E and upon which tax liability has been determined for any 3 or more consecutive years ending not earlier than 10 years before the Relevant Date. Where such emoluments are received after the Relevant Date but are earned or qualified for prior to that date, they may be included provided that in these circumstances the yearly average of 3 or more consecutive years begins no later than the commencement of the year ending with the Relevant Date.

  Provided that:

(i)
remuneration and total emoluments do not include any amounts which arise from the acquisition or disposal of shares or any interest in shares or from a right to acquire shares (except where the shares or rights etc which give rise to such an amount liable to tax under Schedule E had been acquired before 17 March 1987) or anything in respect of which tax is chargeable by virtue of section 148 of the Act;

(ii)
in relation to an Excepted Director, Final Remuneration shall be the amount ascertained in accordance with (b) above and (a) above shall not apply;

(iii)
in relation to any other employee whose remuneration in any year subsequent to 5 April 1987 used for the purpose of calculating benefits has exceeded £100,000, (or such other figure as may be prescribed by the Treasury). Final Remuneration shall not exceed the amount ascertained in accordance with (b) above and (a) above shall not apply, unless the individual chooses to adopt £100,000 (or such other figure as may be prescribed by the Treasury);

(iv)
where Final Remuneration is computed by reference to any year other than the last complete year ending on the Relevant Date, the Member's remuneration or total emoluments of any year may be increased in proportion to any increase in the index from the last day of that year up to the Relevant Date. For a Class C Member this proviso shall not apply to the calculation of the maximum lump sum retirement benefit unless the Member's aggregate total benefits are similarly increased beyond the maximum amount which could be paid but for this proviso and/or the first sentence of (a)(ii) above and then only to the same proportionate extent;

(v)
for Class A Members Final Remuneration shall not exceed the Permitted Maximum;

(vi)
for the purpose of calculating the maximum lump sum retirement benefit of a Class B Member Final Remuneration shall not in any event exceed £100,000 (or such other figure as may be prescribed by the Treasury);

(vii)
an employee who remains, or is treated as remaining, in service but by reason of Incapacity is in receipt of a much reduced remuneration i.e. under a sick pay or permanent health insurance scheme, for more than 10 years up to the Relevant Date, may calculate Final Remuneration under (a) or (b) above with the Final Remuneration calculated at the cessation of normal pay and increased in accordance with the Index;

(viii)
the total amount of any profit related pay (whether relieved from income tax or not) may be classed as pensionable remuneration and treated as a Fluctuating Emolument;

(ix)
an early retirement pension in payment from the Employer may not be included in Final Remuneration.

  Notes: Except as in proviso (i) above, benefits in kind may be taken into account when they are assessed to income tax as emoluments under Schedule E, and will normally be regarded as Fluctuating Emoluments. If benefits are not so assessable, they may not be included as part of Final Remuneration except with the agreement of the Pension Schemes Office.

  For the purposes of providing immediate benefits at the Relevant Date it will be permitted to calculate Final Remuneration on the appropriate basis above using remuneration assessable to tax under Case I or II of Schedule E and upon which tax liability has not been determined. On determination of this liability Final Remuneration must be recalculated. Should this result in a lower Final Remuneration then benefits in payment should be reduced if this is necessary to ensure that they do not exceed the maximum approvable based on the lower Final Remuneration. Where Final Remuneration is greater it will be possible to augment benefits in payment but such augmentation must take the form of a non-commutable pension.

  Where immediate benefits are not being provided or where a transfer payment is to be made in respect of accrued pension benefits then Final Remuneration may only be calculated using remuneration assessable to income tax under Case I or II of Schedule E and upon which tax liability has been determined.

'Fluctuating Emoluments' are any part of an employee's earnings which are not paid on a fixed basis and are additional to the basic wage or salary. They include overtime, commission, bonuses or benefits in kind as long as they are assessable to tax under Case I or II Schedule E and profit related pay (see proviso (viii) to definition of Final Remuneration). Directors' fees may rank as fluctuating emoluments according to the basis on which they are voted.

'Incapacity' shall mean physical or mental deterioration as a result of which a Member is precluded from following his normal occupation or his earning capacity is seriously impaired; it shall be for the Trustee to decide whether or not a Member is incapacitated within this meaning.

'Index' shall mean the Governments Index of Retail Prices.

'Life Office' shall mean AXA Sun Life plc

'Lump Sum Retirement Benefit' shall mean the total value of all retirement benefits payable in any form other than non-commutable pension under this and any Associated Scheme, plus in the case of an Excepted Director who is a Class A Member any benefits of either a retirement annuity contract approved under Chapter III Part XIV of the Act or a personal pension scheme approved under Chapter IV of that Part insofar as those benefits are secured respect of Service with the Employer or an associated employer.

'Member' shall mean an employee of the Employer who has agreed to participate in the benefits of the Scheme.

'Other Contracts' shall mean any one or more annuity contracts or assurance policies purchased from an Assurer, under which the Assurer assumes an obligation to the Member or to his Dependents to pay the benefits secured to him or them, which conform to the requirements of section 591(2)(g) of the Income and Corporation Taxes Act 1988 and comply with the requirements of Rule 8.3.

'Other Scheme' shall mean any fund, scheme or arrangement approved by the Board of Inland Revenue for the purpose of Chapter I Part XIV Income and Corporation Taxes Act 1988 or any other similar fund, scheme or arrangement specifically approved by the Board of Inland Revenue for the purposes of Rule 9.

'Participating Employer' shall mean each company or other organisation, undertaking or business (except the Principal Employer) which has agreed to participate in the Scheme and has entered into a covenant with the Principal Employer to perform and observe such provisions of the Scheme as are on its part to be performed and observed and whose participation in the Scheme has had the prior approval of the Board of Inland Revenue.

'Pensionable Service' shall have the meaning ascribed to it by paragraph 3 Schedule 16 Social Security Act 1973.

'Permitted Maximum' shall be as defined in section 590C(2) of the Act.

'Personal Contract' shall mean a retirement annuity contract or trust scheme approved by the Board of Inland Revenue under section 620 of the Income and Corporation Taxes Act 1988, or a personal pension scheme approved under Chapter IV, Part XIV Income and Corporation Taxes Act 1988.

'Policy' shall mean the policy or policies of assurance effected with an Assurer by the Trustee to provide the relevant benefits (as defined in section 612(1) of the Income and Corporation Taxes Act 1988) for each Member.

'Principal Employer' shall mean the Employer which established the Scheme.

'Qualifying Service' shall mean the aggregate of:

(i)
Service which at the time it was given qualified a Member for benefit payable at or after retirement under this Scheme or any other retirement benefits scheme to which the Employer contributes or has contributed, and

(ii)
any period notified under item (i) of Rule 9.2.

'Reduced Benefits' shall mean the benefits (if any), payable from a Member's Selected Retirement Date, secured by the Policy in respect of the Contributions already paid in respect of the Member (including any benefit secured following a transfer payment received in accordance with Rule 9.2). Such benefits, before they come into payment, shall be revalued in accordance with Chapter II of Part IV of the Act.

'Relevant Date' shall mean the date of retirement, leaving Pensionable Service or death as the case may be.

'Relevant Scheme' shall mean any other scheme approved or seeking approval under Chapter I Part XIV of the Act, and in respect of a Class A Member who is an Excepted Director also any retirement annuity contract or trust scheme approved under Chapter III Part XIV or any personal pension scheme approved under Chapter IV Part XIV of the Act insofar as it provides benefits secured by contributions in respect of Service.

'Remuneration' in relation to any year shall mean the aggregate of the total emoluments for the year in question from the Employer and which are assessable to Income Tax under Schedule E but excluding any amounts which arise from the acquisition or disposal of shares or any interest in shares or a right to acquire shares or anything in respect of which tax is chargeable by virtue of section 148 of the Act. Provided that for a Class A Member there shall be disregarded any emoluments in excess of the Permitted Maximum.

'Retained Death Benefits' shall mean any lump sum benefits payable on the Member's death from:

(a)
retirement benefits schemes approved or seeking approval under Chapter I Part XIV of the Act or relevant statutory schemes as defined in section 611A thereof,

(b)
funds to which section 608 of the Act applies,

(c)
retirement benefits schemes which have been accepted by the Inland Revenue as 'corresponding' in respect of a claim made on behalf of the Member for the purposes of section 596(2)(b) of the Act,

(d)
retirement annuity contracts approved under Section 621 of the Act, or

(e)
term life provisions personal pension schemes approved under Chapter IV Part XIV of the Act,

(f)
transfer payments from overseas schemes held in a type of arrangement defined in (a), (d) or (e) above in respect of previous employments or periods of self-employment (whether alone or in partnership). If the Retained Death Benefits do not exceed £2,500 in total they may be ignored.

'Rules' shall mean these Rules and any alterations thereto for the time being in force.

'Scheme' shall mean the retirement benefits scheme established by the Trust Instrument and described in these Rules.

'Selected Retirement Date' shall mean any date between the date on which a Member attains his 60th birthday and the date on which he attains his 75th birthday (both dates inclusive) (unless otherwise specifically approved by the Board of Inland Revenue), as notified to the Member and specified in the Policy.

'Service' shall mean service with the Employer or an Associated Employer or, except in relation to an Excepted Director of either employer, an employer who is associated with the Employer only by virtue of a permanent community of interest.

'Total Earnings at Death' shall mean the greatest of:

(i)
a Member's total earnings for any period of twelve consecutive months ending not earlier than thirty-six months prior to the date of his death increased in proportion to any increase in the Index from the last day of the selected year up to the date of his death;

(ii)
a Member's Final Remuneration, but disregarding provisos (i), (ii), (iii) and (vi) of that Definition, and

(iii)
the annual amount of a Member's basic salary or wage at the rate payable at the date of his death together with one year's average of the sum of actual fluctuating emoluments (if any) received in the year ending on the date of his death and in each of the preceding two years (if any) increased in proportion to any increase in the Index from the last day of those years up to the date of his death.

For Class A Members total earnings at death shall not exceed the Permitted Maximum.

Where a Member receives benefits in kind on which liability to Income Tax under Schedule E, arises, the value of such benefits as determined for Income Tax purposes may be included for the purposes of determining Total Earnings at Death.

If a Member is incapacitated for more than 10 years up to his death and remains in the employment of the Employer in receipt of reduced remuneration or sick pay. Total Earnings at Death may be computed on any one of the above bases as at the date his remuneration is reduced and the result increased in proportion to any increase in the Index from that date up to the date of the Member's death

'Trustee' shall mean the trustee or trustees for the time being of the Scheme.

'Trust Instrument' shall mean the document by which the Principal Employer established the irrevocable trusts under which the Scheme was established.

14.2 Interpretation

Unless the contract requires otherwise the deed attached and these Rules shall be construed and take effect in accordance with English Law.

Any reference herein to any Statute or any section or part thereof shall be deemed to include any enactment in substitution or amendment thereof or any Statutory Regulations thereunder.

Words of the masculine gender shall include the feminine, and vice versa, unless the context otherwise requires or it is otherwise stated.

Part two

Appendix

Applicable to Schemes which contracted out of the State Earnings Related Pension Scheme

Model Rules on Protected Rights for Contracted-Out Money Purchase Schemes

Contents

1.     Definitions

  In these Protected Rights Rules the following words have the following meanings:-

1.1
'The Act' means the Pension Schemes Act 1993.

1.2
'Actuary' means a Fellow of the Institute of Actuaries, or a Fellow of the Faculty of Actuaries, or a person with other actuarial qualifications who is approved by the Secretary of State for Social Security, at the request of the Trustees, as being a proper person to act in this capacity.

1.3
'Commencement Date' means the date from which pension provided from the Member's Protected Rights Assets will be paid to the Member. This will not be earlier than the date on which the Member attains the age of 60. The pension will not be paid later than the date on which the Member attains the age of 65, unless the Member agrees that payment should start from a later date, but this later date must be acceptable to the Inland Revenue.

1.4
'Guaranteed Minimum Pension' has the same meaning as in the Act.

1.5
'Insurer' means an insurance company, or a friendly society which complies with the conditions of Regulation II of SI 1996 No. 1537.

1.6
'Member' means an individual who is in contracted out employment in relation to the Scheme and who is accruing Protected Rights Assets, or an individual who has Protected Rights Assets in the Scheme in respect of previous membership of the Scheme or another scheme.

1.7
'Money Purchase Benefits' means benefits calculated by reference to payments made by, or in respect of, a Member. It does not include benefits calculated by reference to the Member's final or average salary.

1.8
'Protected Rights' and 'Protected Rights Assets' are defined in Rule 4 below.

1.9
'Qualifying Widow or Widower' means a widow or widower of the Member who, when the Member dies, is aged 45 or over, or is entitled to child benefit for a Qualifying Child under age 18, or is living with a Qualifying Child under age 16. There will, however, be no Qualifying Widow or Qualifying Widower insofar as the rate of the pension or annuity paid to the Member has, in accordance with Regulations 4(2)(b)(iii) of SI 1996 No. 1537, been determined by reference to his or her life only.

1.10
'Qualifying Child' means a child of the Member and the Member's widow or widower. It also includes any other child for whom the Member was entitled to child benefit immediately before the Member died (or would have been if the child had been in Great Britain). If the Member and the widow or widower were living together at the time the Member died, it also includes any child for whom the widow or widower was then entitled to child benefit (or would have been if the child had been in Great Britain).

1.11
'Rule' (followed by a number) means the Rule (with that number) in these Protected Rights Rules.

1.12
'Scheme' means this occupational pension scheme.

1.13
'Section 9(2B) Rights' has the same meaning as in Regulation 1(2) of SI 1996 No. 1172.

1.14
'State Pensionable Age' means a person's pensionable age in accordance with Schedule 4 of the Pensions Act 1995.

1.15
'Trustees' means the trustees (managers or administrators) of the Scheme as appropriate under Regulations made under the Act.

2.     Interpretation

  References to any legislation or any provision includes references to any previous legislation or provision relating to the same subject matter and to any modification or re-enactment for the time being in force.

3.     Minimum Payments

3.1
Minimum payments will be paid to the Scheme in respect of all Members who are in contracted-out employment in relation to the Scheme. These minimum payments are the contacted-out rebate percentage of the Member's earnings from the employer between the lower and upper earnings limits for National Insurance purposes. (For this purpose 'rebate percentage' means the appropriate flat rate percentage for the purposes of Section 42A(2) of the Act). They are inclusive of any amounts deducted from the Member's earnings and paid by the employer to the Scheme as described in 3.2 below.

3.2
The minimum payments under 3.1 above will be contributed by the employer except that, if the rules of the Scheme require a Member to contribute to the Scheme, the amount of that contribution up to the Member's share of minimum payments must be deducted by the employer from that member's earnings and paid to the Scheme as part of the minimum payments. A Member's share of minimum payments is the amount by which his National Insurance contributions on his earnings from the employer are less than would have been the case if he had not been contracted-out. (Other contributions by Members will by paid by deduction from earnings or otherwise as described in the rules of the Scheme).

3.3
Investment. Minimum payments must be invested on behalf of the Member within one month of the end of the income tax month to which they relate and age related payments made by the Secretary of State under Section 42A(3) of the Act must be invested on behalf of the Member within one month of the payment by the Secretary of State.

4.     Members' Protected Rights

4.1
Payments to which the Protected Rules apply. The Protected Rights Rules apply to the following payments made to the Scheme in respect of a Member and the benefits resulting from those payments:-

4.1.1
minimum payments as described in Rule 3.1 above, and payments made by the Secretary of State under Section 42A(3) of the Act; and

4.1.2
incentive payments made under Section 7 of the Social Security Act 1986 and Regulation 3(10) of SI 1987 No. 1115; and

4.1.3
transfer payments received under Rule 9 below covering Protected Rights or Guaranteed Minimum Pensions or Section 9(2B) Rights derived from other occupational pension schemes;

  or

4.1.4
transfer payments received under Rule 9 below covering Protected Rights derived from personal pension schemes or an insurance policy which is an appropriate policy under Section 32A of the Act;

  or

4.1.5
transfer payments received under Rule 9 below covering Guaranteed Minimum Pensions or Section 9(2B) Rights under insurance policies or annuity contracts of the type described in Section 19 of the Act; and

4.1.6
payments of minimum contributions by the Secretary of State for Social Security made under Regulation 14 of SI 1988 No. 137 or Regulation 12 of SI 1997 No 470.

4.2
Payments to which the Protected Rights Rules do not apply. Any payments other than those specified in 4.1 above (and the benefits resulting from such payments) are not subject to the Protected Rights Rules unless the rules of the Scheme specifically state otherwise.

4.3
Money Purchase Benefits. The payments to which the Protected Rights Rules apply and their proceeds under the Scheme must be used to provide the Member with Money Purchase Benefits except so far as they are used to meet administrative expenses of the Scheme and to pay commission.

  The Members' right to these benefits are called 'Protected Rights'. The Scheme assets representing these Protected Rights are referred to in these Protected Rights Rules as 'Protected Rights Assets'.

4.4
Calculation. The value of the Member's Protected Rights Assets must be calculated in a way approved by the Trustees. It must be at least as favourable as the way in which any other Money Purchase Benefits of the Member in the Scheme are calculated. It must also be consistent with the requirements set out in the rest of these Protected Rights Rules. Where the valuation of the Protected Rights Assets involves making estimates of the value of benefits, then the manner of calculation must be approved by an Actuary. The methods and assumptions used must be either determined by the Trustees, or notified to the Trustees by an Actuary, and must in either case be certified by an Actuary to be consistent with the relevant requirements of the Act, and with 'Retirement Benefit Schemes—Transfer Values (GN11)' published jointly by the Institute of Actuaries and the Faculty of Actuaries and current when the calculation is being made. The Trustees must keep such records as will enable the amount of the Member's Protected Rights Assets to be calculated at any time.

4.5
Employee Contributions. Unless Regulation 30(1)(b) of SI 1996 No. 1172 is deleted by amending Regulations, all employee contributions must be used to provide Money Purchase Benefits, even if the Scheme otherwise provides salary related benefits, except where Regulation 30(2) of SI 1996 No. 1172 permits otherwise.

  If the rules of the Scheme provide for compulsory employee contributions, then each employee's contribution up to the contracted-out rebate percentage of his Primary Class I contributions on his earnings between the lower and upper earnings limits for National Insurance purposes count as minimum payments under Rule 3.1 above. These Protected Rights Rules apply to them.

  Other employee contributions do not count as minimum payments. These Protected Rights Rules only apply to them if the rules of the Scheme say that the Protected Rights Rules apply to all payments to the Scheme.

4.6
Overriding effect. So far as Protected Rights are concerned, these Protected Rights Rules override any inconsistent provisions elsewhere in the Scheme, except any that are in accordance with the provisions of the Act and which are necessary in order that Inland Revenue approval for the purposes of Chapter I of Part XIV of the Income and Corporation Taxes Act 1988 is not prejudiced.

4.7
These Protected Rights Rules will be treated as including Rules to the effect of any rule that must be included for the Scheme to be contracted-out on a money purchase basis in relation to Member's employment. If any of these Protected Rights Rules are inconsistent with the requirements of the Act (and Regulations made under it) in relation to money purchase contracted-out schemes, the latter will prevail.

5.     Pension for Member

5.1
When Pension is paid. The pension from a Member's Protected Rights Assets becomes payable at the Commencement Date specified in the rules of the Scheme. The Trustees may (but need not) allow the Member to choose a later Commencement Date, in which case the Member must notify the Trustees of the date chosen by writing to them at least one month before the specified Commencement Date.

5.2
Proving the Pension. When the Member reaches the Commencement Date the Protected Rights Assets will be used to provide a pension for life.

  The pension must be one offered without regard to the sex of the Member either in making the offer or in calculating the amount of the pension. Marital status will be taken into account only where and on the basis permitted under Regulation 4(2) of SI 1996 No. 1537.

5.3
Member's right to choose. The Member has the right to choose any Insurer or, where the rules of the Scheme allow, the Scheme, to provide the pension, if the Member decides to choose an Insurer, he must do so by writing to tell the Trustees which Insurer he has chosen at least one month, but not more than 6 months, before the Commencement Date.

  If the Member agrees to the pension becoming payable at a later date than age 65, and there is less then one month between the date on which he agrees to a later date and that later date, then he can only choose an Insurer by telling the Trustees so in writing on the same day as he agrees to the later date The Trustees may allow any Member a longer period in which to make his choice.

5.4
Trustees' Choice. If the Member does not choose an Insurer by writing to tell the Trustees by the latest date permitted under 5.3 above, the Trustees may choose an Insurer.

5.5
Form of Pension. The pension will include provision for benefits after the Member's death as described in Rule 6 below. When that allows alternative benefits, then a Member who chooses an Insurer may at the same time choose which alternatives apply. If the Trustees choose an Insurer, they may allow the Member to choose the alternatives or the Trustees may choose the alternatives. If the pension is provided by the Scheme, the alternatives applying will be those described in the rules of the Scheme, or the alternatives allowed in Rule 6 below which the Trustees agree to provide.

5.6
Lump Sum instead of Trivial Pension. If the pension which can be provided from a Member's Protected Rights Assets is trivial, the Trustees may pay the Member the cash value of his Protected Rights Assets instead. But they may not do so if the Member has any other rights under the Scheme which are not being satisfied by a lump sum.

  If there are other rights under the Scheme which are to be satisfied by payment of a lump sum, the Trustees will calculate the amount of that lump sum by reference to the amount of the relevant pension, on a basis which they have either agreed with the Inland Revenue or had certified as reasonable by an Actuary.

  The Trustees may only treat a pension as trivial if either:

5.6.1
all benefits payable to the Member under the Scheme and all other retirement benefit schemes relating to the same employment do no exceed the value of a pension of £260 per annum (or such greater amount as may be prescribed by Regulations made under Section 28 of the Act and is permitted by the Inland Revenue), or

5.6.2
the pension which is being provided from the Member's Protected Rights Assets is not more than £260 per annum (or such greater amount as may be prescribed by Regulations made under Section 28 of the Act and is permitted by the Inland Revenue).

6.     Member Dies After Pension Starts

6.1
Qualifying Widow's or Widower's Pension. The pension provided from a Member's Protected Rights Assets will include provision for a pension to continue to be paid to any Qualifying Widow or Widower. Subject to 6.5 below, the Qualifying Widow's or Widower's pension will be half the amount that would have been payable if the Member had survived.

6.2
Duration of Pension. The Qualifying Widow's or Widower's pension will be paid for life unless provision is made for it to stop:-
 either if the Qualifying Widow or Widower remarries before reaching State Pensionable Age or if, before the Qualifying Widow or Widower reaches age 45, the situation changes so that she or he is neither entitled to child benefit for a Qualifying Child under age 18 nor living with a Qualifying Child under age 16.

6.3
No Qualifying Widow or Widower but Dependant. The pension provided from a Member's Protected Rights Assets may (but need not) be on terms that, if the Member does not leave a Qualifying Widow or Widower, then a pension will be paid to a dependant of the Member. Subject to 6.5 below, the dependant's pension will not be more than half the amount that would have been payable if the Member had survived.

6.4
No Qualifying Widow or Widower but Dependent Child(ren) The pension provided from a Member's Protected Rights Assets may (but need not) be on terms that, if the Member does not leave a Qualifying Widow or Widower and no dependant's pension is to be provided, but he does leave a Dependent Child (or Dependent Children), a pension will be paid for the benefit of that child or those children. 'Dependent Child(ren)' means a child (or children) for whom the Member was entitled to child benefit immediately before he died (or would have been if the child had been in Great Britain). Subject to 6.5 below, the amount paid as pension for the child(ren) will not be more than half the amount that would have been payable if the Member had survived. The pension will be paid only so long as at least one Dependent Child is under age 18.

6.5
5 Year Guarantee. The pension provided from a Member's Protected Rights Assets may (but need not) be on terms that it will in any event be paid for up to 5 years Then, if the Member dies during the 5 years, any survivor's pension payable may be an amount up to the amount of the pension payable to the Member until the end of the 5 years, after which it will not be more than half the amount that would have been payable if the Member had survived. If a pension guaranteed applies, a pension of an amount up to the amount of the Member's pension will still be paid for the rest of the 5 years even if no survivor's pension is payable, or the survivor's pension ceases to be payable before the end of the 5 years. In these circumstances, the pension will be paid to another individual, or to the estate of the Member or of another individual who dies after the Member (and the recipient may vary from time to time during the payment period).

7.     Member Dies before Pension starts

7.1
Qualifying Widow's or Widower's Pension. If a Member dies before his pension under Rule 5 above starts, the Trustees must take reasonable steps to find out whether the Member is survived by a Qualifying Widow or Widower.

  If the Trustees discover that the Member is survived by a Qualifying Widow or Widower then, as soon as is practicable, the Member's Protected Rights Assets must be used to provide the Qualifying Widow or Widower with a pension. The pension may be provided by the Scheme if the rules of the Scheme allow for this. If they do not, or if they allow a Qualifying Widow or Widower to choose an Insurer and she or he does so, the pension must be bought from an Insurer.

7.2
Duration of Pension. The Qualifying Widow's or Widower's pension will be paid for life unless provision is made for it to stop:-
 either if the Qualifying Widow or Widower remarries before reaching State Pensionable Age or if, before the Qualifying Widow or Widower reaches age 45, the situation changes so that she or he is neither entitled to child benefit for a Qualifying Child under age 18 nor living with a Qualifying Child under age 16.

7.3
Qualifying Widow's or Widower's right to choose. If the rules of the Scheme do not allow for a pension to be provided from the Scheme, or if they do allow for this but they also allow the Qualifying Widow or Widower to choose an Insurer, the Trustees must write and tell the Qualifying Widow or Widower that she or he has the right to choose an Insurer. The Qualifying Widow or Widower then has three months to write back to the Trustees and tell them which Insurer has been chosen. The pension may (but need not) include any or all of the alternatives described in 7.2 above and 7.5 and 7.6 below. If the Qualifying Widow or Widower chooses an Insurer, she or he may at the same time choose which alternatives will apply to the pension.

7.4
Trustees' Choice. If a Qualifying Widow or Widower who is allowed to choose an Insurer does not do so by writing to tell the Trustees by the latest date permitted under 7.3 above, the Trustees may choose an Insurer. The pension may (but need not) include any or all of the alternatives described in 7.2 above and 7.5 and 7.6 below. The Trustees may allow the Qualifying Widow or Widower to choose which alternatives will apply to the pension or the Trustees may choose the alternatives. If the pension is provided by the Scheme, the alternatives applying will be those described in the rules of the Scheme, or the alternatives allowed in Rule 6 above which the Trustees agree to provide.

7.5
Child's Pension. The pension bought with or provided from a Member's Protected Rights Assets may (but need not) be on terms that, if the Qualifying Widow or Widower is still receiving a pension when she or he dies leaves a Dependent Child (or Dependent Children), the pension will continue for the benefit of that child or those children. 'Dependent Child(ren)'means a child (or children) for whom the Qualifying Widow or Widower was entitled to child benefit immediately before she or he died (or would have been if the child had been in Great Britain). The amount paid as pension for the child(ren) will not be more than the Qualifying Widow's or Widower's pension would have been if she or he had survived. It will continue to be paid only so long as at least one Dependent Child is under age 18.

7.6
5 Year Guarantee. The pension bought with or provided from a Member's Protected Rights Assets may (but need not) be on terms that, if the Qualifying Widow or Widower dies within 5 years of the pension commencing (or if the pension continues under 7.5 above but the last Dependent Child dies or reaches age 18 within 5 years of the pension commencing), the pension will continue to be paid for the rest of the 5 years to another individual, or to the estate of the Member or of another individual who dies after the Member (and the recipient may vary from time to time during the payment period).

7.7
Lump Sum Instead of Trivial Pension. If there is a surviving Qualifying Widow or Widower and the pension which can be provided is trivial, the Trustees may if they wish pay her or him the cash value of the Protected Rights Assets as a lump sum instead. But they may not do so if the Member had any other rights under the Scheme when he died which are not being satisfied by a lump sum, or if the Inland Revenue limits would otherwise be infringed.

  If there are other rights under the Scheme which are to be satisfied by payment of a lump sum, the Trustees will calculate the amount of that lump sum by reference to the amount of the relevant pension, on a basis which they have either agreed with the Inland Revenue or had certified as reasonable by an Actuary.

  The Trustees may only treat a pension as trivial if the pension which is being provided from the Protected Rights Assets is not more than £260 per annum (or such greater amount as may be prescribed by Regulations made under Section 28 of the Act and is permitted by the Inland Revenue), and the only benefit being provided under the Scheme (including this Rule) is a lump sum within Inland Revenue limits.

7.8
Qualifying Widow or Widower dies before Pension starts. If the Qualifying Widow or Widower dies before the pension is provided, the Trustees will pay the value of the Member's Protected Rights Assets in accordance with any direction given by the Member in writing. If there has been no direction given, the value will be paid to the Member's estate.

7.9
No Qualifying Widow or Widower. If the Trustees decide that the Member died without leaving a Qualifying Widow or Widower, then as soon as practicable the Trustees will pay the value of the Member's Protected Rights Assets in accordance with any direction given by the Member in writing. If there has been no direction given, the value will be paid to the Member's estate.

8.     Transfer of Protected Rights Assets out of the Scheme.

8.1
Transfer of Protected Rights Assets. The Trustees may, at the written request of a Member, transfer his Protected Rights Assets (which may be part of a larger transfer) to another occupational pension scheme of which the Member has become a member or to an appropriate personal pension scheme. The Member may withdraw the request by giving the Trustees notice in writing to that effect but may not withdraw the request after the Trustees have entered into an agreement with a third party to make the transfer to the other scheme. A Member who has withdrawn a request may make another.

8.2
Conditions for Transfer of Protected Rights Assets. A transfer payment made out of the Scheme under the rules of the Scheme may only include a Member's Protected Rights Assets if the following conditions are fulfilled. These conditions depend on the type of scheme to which a transfer is being made.

8.2.1
Money purchase contracted-out schemes and appropriate personal pension schemes The transfer must comply with the conditions set out in Regulation 3 of SI 1996 No. 1461.

8.2.2
Salary related contracted-out schemes The transfer must comply with the requirements of Regulation 4 of SI 1996 No. 1461.

8.2.3 Overseas schemes

  The transfer must comply with the requirements of Regulation 5 of SI 1996 No. 1461.

8.3   Discharge of Protected Rights.

  Where the Member's Protected Rights Assets are transferred in accordance with this Rule, the Member will cease to have any Protected Rights under the Scheme and the Trustees will be discharged from any obligation to give effect to those Protected Rights.

9.     Transfer Into The Scheme

9.1
Acceptance of Transfer. The Trustees may, at the request of the Member, or a former Member, accept:

9.1.1
a transfer of assets representing Protected Rights for the Member from another scheme which is, or was, an appropriate personal pension scheme, an occupational pension scheme contracted-out by the money purchase test or an insurance policy which is an appropriate policy under Section 32A of the Act; or

9.1.2
a transfer payment in respect of the Member's accrued rights to Guaranteed Minimum Pensions or Section 9(2B) Rights under a scheme which is, or was, a salary related contracted-out scheme, or an insurance policy or (in the case of Guaranteed Minimum Pensions or Section 9(2B) Rights) annuity contract of the type described in Section 19 of the Act.

9.2
Use of Transfer Payment to provide Protected Rights. The Trustees must use that part of any transfer payment representing Protected Rights or accrued rights to Guaranteed Minimum Pensions or Section 9(2B) Rights to provide the Member with Protected Rights under the Scheme. The rest of the transfer payment will only be used to provide Protected Rights if the rules of the Scheme say that these Protected Rights Rules apply to all payments to the Scheme.

10.   General provisions about Benefits

10.1
Beneficiary unable to act. If the Trustees believe that a person entitled to payment of a Member's Protected Rights Assets or of a pension provided with those assets is unable to act by reason of mental disorder or otherwise, the Trustees may arrange that payments instead of being made to that person, will be made for the maintenance of that person and/or any of that person's dependents. If any payments are not so made, they (and any proceeds) must be held for the person concerned until that person is again able to act. If the person dies without becoming able to act, payment must be made to that person's estate.

10.2
Prison. If a person entitled to benefit is serving a period of imprisonment or detention in legal custody, payments which are or become due to that person of a Member's Protected Rights Assets or of a pension provided from those assets may be suspended. The value of the suspended payments must be used for the maintenance of one or more of that person's dependents.

10.3
Whereabouts unknown. Any payment due to any person of a Member's Protected Rights Assets or of the pension provided from those assets may be forfeited if at least 6 years have passed from the date the payment became due and the address of the person is not known to the Trustees.

11.   General Provisions About Pensions

11.1
Payment Intervals. The pension provided with a Member's Protected Rights Assets will be paid in advance or arrear as is arranged with the Insurer providing it. If the Scheme is providing the pension it will be as provided in the rules of the Scheme.

  If it is payable in advance, it must be paid at least once a year.

  If it is payable in arrear, it must be paid at least monthly, unless the recipient agrees in writing that it can be paid less often. It must be paid at least once a year.

11.2
Increase in Payment. Insofar as it is derived from Guaranteed Minimum Pensions transferred into the Scheme or from payments or contributions in respect of any tax year before 6 April 1997, the pension provided with a Member's Protected Rights Assets must increase each year by the same percentage as a Guaranteed Minimum Pension accruing after 5 April 1998. These increases are governed by orders under Section 109 of the Act, and reflect increases in the general level of prices up to a maximum of 3%. The pension may (but need not) be on terms that it will increase by a greater amount, but not by more than 3% in any year. Insofar as any money purchase pension under the Scheme is attributable to employment carried on after 5 April 1997 or payments in respect of such employment, it will be increased when and as required by Section 51 of the Pension Act 1995.

  The first increase must be made not later than the first anniversary of the pension starting. Further increases must be made on each anniversary of the first increase.

11.3
Enforceability. The Trustees may only buy a pension from an Insurer with a Member's Protected Rights Assets if the Trustees are satisfied that any person who is or may be entitled to payment of that pension may enforce that entitlement:-
11.3.1 under a trust; or
11.3.2 under a deed poll; or
11.3.3 under Scottish law.

12.   Alterations to these Protected Rights Rules

12.1
Power to alter Protected Rights Rules. The person, persons or bodies having the power of alteration in relation to the rest of the Scheme may at any time in writing make any alteration to these Protected Rights Rules necessary to comply with the contracting-out requirements of the Act applicable to money purchase contracted-out schemes and to schemes which have ceased to be money purchase contracted-out schemes. The Protected Rights Rules will only apply for so long a anyone continues to have Protected Rights under the Scheme. This power of alteration may be exercised by them without any condition except the one in 12.2, below. It is additional to, and independent of, any other power of alteration in relation to the Scheme.

12.2
Restriction on Alterations. No alteration to these Protected Rights Rules may be made except as permitted under Section 37 of the Act. This applies whether the alteration is made under 12.1 above or under any other power of alteration in relation to the Scheme.

13.   Scheme Ceases To Be A Money Purchase Contracted-Out Scheme

  If the Scheme ceases to be contracted-out by the money purchase test, the Trustees will inform Members of their rights and options in accordance with SI 1996 No. 1655 and will seek the approval of the Secretary of State to any proposed arrangements for securing Protected Rights. When the Scheme is being wound up, protected rights may be discharged by insurance policies in accordance with the provisions of Section 32A of the Act.

14.   Investments

  The Scheme will comply with the restrictions imposed under Section 40 of the Pensions Act 1995 (Employer-Related Investments).

15.   Insured Scheme

  If the benefits under the Scheme are secured by one or more policies of assurance or annuity contracts and the Scheme is managed by an insurance company which issued the policy or contract, the insurance company will be notified of any alteration in the membership of the Scheme and the amount of earnings of any Member.

Part three

RULES FOR PENSION SHARING ON DIVORCE

Rule 1
Definitions

  Ex-Spouse means an individual to whom Pension Credit Rights have been or are to be allocated following a Pension Sharing Order, agreement or equivalent provision.

  Insurance Company is as defined in section 659B of the Act.

  Negative Deferred Pension means the amount by which the Member's pension or deferred pension under the Scheme which arose/arises from Service with the Employer(s), is reduced at the Relevant Date by section 31 Welfare Reform and Pensions Act 1999 or under corresponding Northern Ireland legislation, following a Pension Sharing Order, agreement or equivalent provision. For this purpose, Service with the Employer(s) includes all periods of service with other employers which have been treated as if they were Service with the Employer(s) where a transfer payment has been made to the Scheme in respect of that other service.

  Pension Credit means a credit under section 29(1)(b) of the Welfare Reform and Pensions Act 1999 or under corresponding Northern Ireland legislation.

  Pension Credit Rights means rights to future benefits under a scheme which are attributable (directly or indirectly) to a Pension Credit.

  Pension Debit means a debit under section 29(1)(a) of the Welfare Reform and Pensions Act 1999 or under corresponding Northern Ireland legislation.

  Pension Debit Member means a Member whose benefits have been permanently reduced by a Pension Debit. Such a Member will either be:

(i)
a Member who is a controlling director of a company which is his/her employer if he/she is a director of the company to whom paragraph (b) of section 417(5) of the Taxes Act 1988 applies either at the date on which the marriage was dissolved or annulled, or at any time within the period of 10 years before that date or,

(ii)
a Member whose earnings at the date at which his/her marriage was dissolved or annulled exceeded 1/4 of the Permitted Maximum for the year of assessment in which the dissolution or annulment occurred. Earnings for these purposes shall be taken to be the total emoluments-

(a)
which were paid to the Member in consequence of Pensionable Service to which the Scheme relates during the year of assessment before the year of assessment in which the marriage was dissolved or annulled, and

(b)
from which tax was deducted in accordance with the Income Tax (Employments) Regulations 1993.

  Pension Sharing Order means any order or provision as is mentioned in section 28(1) of the Welfare Reform and Pensions Act 1999 or Article 25(1) of the Welfare Reform and Pensions (Northern Ireland) Order 1999.

Rule 2
Assignment

  Rule 13.3 is amended to permit the assignment of part or all of the Member's retirement benefits or rights to benefits under the Scheme to his/her Ex-Spouse to the extent necessary to comply with a Pension Sharing Order, agreement or equivalent provision.

Rule 3

  Notwithstanding any other provisions of the Rules, the benefits for a Pension Debit Member are additionally subject to the following limits, subject to compliance with Social Security legislation:

(i)
The pension shall not exceed the Aggregate Retirement Benefit in Rule 12 less the Negative Deferred Pension in this Scheme and the Negative Deferred Pension in any Associated Scheme and, furthermore in the case of a Class A Member the Negative Deferred Pension in any Connected Scheme.

(ii)
The lump sum from this and any Associated Scheme shall not exceed;

(a)
for Pension Debit Members who are Class A Members or Class B Members, an amount determined by 2.25 × the initial annual pension payable

(b)
for Pension Debit Members who are Class C Members, an amount of the greater of:

I
2.25 × the initial annual pension payable or,

II
an amount determined in accordance with Rule 12 as if there had been no Pension Debit, less 2.25 × the Negative Deferred Pension.

  For the purposes of this Rule, the initial annual pension should be calculated on the following bases:

(aa)
if the pension payable for the year changes, the initial pension payable should be taken;

(bb)
it should be assumed that the Pension Debit Member will survive for a year;

(cc)
the effect of commutation should be ignored.

(iii)
On the death of the Pension Debit Member, any pension for a Dependant shall not exceed 2/3rds × an amount determined in accordance with Rule 12 as if there had been no Pension Debit, less the Negative Deferred Pension and the Negative Deferred Pension in any Associated Scheme and, furthermore in the case of a Class A Member the Negative Deferred Pension in any Connected Scheme. Where more than one pension is to be paid the total of all the pensions cannot exceed 100% of an amount determined in accordance with Rule 12 as if there had been no Pension Debit, less the Negative Deferred Pension and the Negative Deferred Pension in any Associated Scheme and, furthermore in the case of a Class A Member the Negative Deferred Pension in any Connected Scheme.

Rule 4

  The Trustees must give full details of the Pension Debit and a lump sum certificate specifying the maximum permissible lump sum, to the receiving scheme/arrangement where the fund underlying the benefits for Pension Debit Member is transferred to another scheme approved under Chapter I Part XIV of the Act or a scheme approved under Chapter IV Part XIV of the Act.

Rule 5

  Where the Trustees accept a transfer payment and are informed by the transferer of the details of a Pension Debit relating to the transfer payment, the Trustees must take account of the Pension Debit, if appropriate, in the calculation of any limit on benefits for that Member. If a transfer of the fund underlying the benefits for the Member is made to a scheme approved under Chapter I Part XIV of the Act or a scheme approved under Chapter IV Part XIV of the Act, the Trustees must give full details of the Pension Debit to the receiving scheme/arrangement.

Rule 6

  If the Ex-Spouse dies after a Pension Sharing Order, agreement or equivalent provision is made but before it is acted upon by the Trustees, the following benefits may be paid.

  A lump sum death benefit may be paid to any person at the discretion of the Trustees.

  The lump sum is limited to 25% of what would have been the cash equivalent of the fund which would have provided the Pension Credit Rights for the Ex-Spouse.

  The balance of the fund may be used to provider non-commutable pension to a Dependant of the Ex-Spouse.

  The amount of pension payable to a Dependant is limited to a maximum of 2/3rds of the amount of the pension that could have been paid to the Ex-Spouse at the date of death if the whole of what would have been the cash equivalent of the fund which would have provided the Pension Credit Rights had been used to purchase an annuity at an available market rate. Where more than one pension is to be paid the total of all the pensions cannot exceed the amount of the pension that could have been paid to the Ex-Spouse.

  Such pension must be payable for life, except that pensions paid to children must cease on the attainment of age 18 or, if later, on the cessation of full time education.

  Such pensions may be fully commuted, however, for a lump sum on the grounds of triviality at the time such a pension becomes payable.

Part four

RULES FOR EMPLOYMENT WITH AN OVERSEAS EMPLOYER WHICH PARTICIPATES IN THE SCHEME

1.
This Rule shall apply solely to employees of Participating Employers which are not resident in the United Kingdom and shall override any other provisions of the Trust Instrument and Rules which are inconsistent with it.

2.
Membership of the Scheme shall be open to employees of Participating Employers that are not resident in the United Kingdom who are chargeable to United Kingdom income tax under Case I or II of Schedule E of the ACT on their emoluments from the Participating Employer; But employees:-

(a)
cannot be Members in respect of a period of Service when they qualified for a deduction of 100% under section 193(1) of the Act, and

(b)
must be restricted to receiving death in Service benefits if they are in receipt of foreign emoluments as defined in section 192(1) of the Act and are members of a scheme in respect of which they are obtaining relief under the "corresponding" provisions of section 192(3) or section 596(2)(b) of the Act. (Where any employee in receipt of foreign emoluments has become a member of a scheme in respect of which he/she is obtaining relief under the "corresponding" provisions of section 192(3) or section 596(2)(b) of the Act, his/her benefits relating to subsequent Service shall be confined to death in Service benefits or he/she shall be withdrawn from membership of the Scheme immediately.)

3.
Membership of the Scheme shall also be open to employees of Participating Employers that are not resident in the United Kingdom if:

(a)
the Pension Schemes Office has explicitly approved the terms of their membership,

  or

(b)
membership commences or continues because the following circumstances and conditions are satisfied.

  The circumstances are that:

(i)
there is a definite expectation that the employee will come to the United Kingdom either to take up employment with an Employer participating in the Scheme (such an expectation should be evidenced in writing), or to retire.

  or

(ii)
the employee's earnings remain effectively chargeable because he or she only works overseas for periods which total less than 365 days in any year.

The conditions are that:

•
the United Kingdom Employer or the United Kingdom branch of the overseas Employer should continue to pay to the approved scheme any Employer contributions due, but must be reimbursed by the overseas Employer for the costs, unless the Pension Schemes Office have specifically agreed otherwise.

•
the prospective pension in respect of the Service abroad should be calculated and funded by reference to the rate of remuneration appropriate for similar employment in the United Kingdom; and

•
the period of Service abroad should not exceed 10 years. If there has been a previous period or periods of Service abroad continuation of scheme membership is limited to an aggregate of 10 years.

  For the purposes of the aggregation calculation

I
any period or periods of Service abroad separated from a subsequent period of Service abroad by a least one year's employment in the United Kingdom can be ignored and

II
any period of Service that arises from employees performing their duties abroad for a United Kingdom resident Employer who are provided with benefits under an approved scheme (regardless of whether they are effectively chargeable) can be ignored.

4.
Benefits for any employees of the said Participating Employers shall be provided in relation only to their periods of Service with and remuneration from the Participating Employer whilst they satisfy the eligibility conditions in paragraph 2 or 3 above.

5.
In the event of an employee of one of the said Participating Employers ceasing to satisfy the eligibility conditions in paragraph 2 or 3 above his/her benefits will be held subject to the Rules until he/she leaves Service or retires or his/her benefits are transferred out of the Scheme.

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